                          SCHEDULE PRES 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

                          FILED BY THE REGISTRANT / X /
                 FILED BY A PARTY OTHER THAN THE REGISTRANT / /

                           CHECK THE APPROPRIATE BOX:
                        / X / PRELIMINARY PROXY STATEMENT
                        / / CONFIDENTIAL, FOR USE OF THE
               COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
                         / / DEFINITIVE PROXY STATEMENT
                       / / DEFINITIVE ADDITIONAL MATERIALS
/ / SOLICITING MATERIAL PURSUANT TO SECTION 240-14a-11(c) OR SECTION 240.14a-12

                            REALITY INTERACTIVE, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 NOT APPLICABLE
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
                              / / NO FEE REQUIRED.
  / X / FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14a-6(i)(1) AND 0-11

       1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
                     COMMON STOCK, $.01 PAR VALUE PER SHARE

        2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:
                        4,677,407 SHARES OF COMMON STOCK

3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS
                  CALCULATED AND STATE HOW IT WAS DETERMINED):

IF THE TRANSACTIONS ARE APPROVED THE COMPANY EXPECTS TO RECEIVE APPROXIMATELY $175,000 IN TOTAL, WHICH REPRESENTS THE $85,000 THE COMPANY WILL RECEIVE UNDER THE IP ASSET SALE AGREEMENT TO BE VOTED ON PLUS AN ESTIMATE OF $90,000 TO BE RECEIVED FROM ANY EVENTUAL SALE OF THE COMPANY'S REMAINING ASSETS.


               4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

                                     $175,000

                          5) TOTAL FEE PAID: $35.00

               / / FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.

   / / CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE #0-11(a)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR
                THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.
                           1) AMOUNT PREVIOUSLY PAID:
                     2) FORM, SCHEDULE OR REGISTRATION NO.:
                                3) FILING PARTY:
                                 4) DATE FILED:

                            REALITY INTERACTIVE, INC.
                                    Suite 115
                                 6121 Baker Road
                              Minnetonka, MN 55345



June 30, 1999


Dear Shareholder:

      You are cordially invited to attend a Special Meeting of Shareholders of Reality Interactive, Inc., to be held at 10:00 a.m. on Thursday, July 29, 1999, at the corporate offices of Reality Interactive, Inc., Baker Technology Plaza, 6121 Baker Road, Suite 115, Minnetonka, Minnesota.

      Information about the business of the meeting is set forth in the formal meeting notice and the Proxy Statement on the following pages.

      We hope you can attend the meeting. However, if you are unable to join us, we urge you to exercise your right as a shareholder and vote. The vote of every shareholder is important, and your prompt cooperation in completing, signing and returning the enclosed proxy will be appreciated.


                                 Sincerely,

                                 /s/ Paul J. Wendorff

                                 Paul J. Wendorff
                                 Chairman, President and Chief Executive Officer

                            REALITY INTERACTIVE, INC.
                                    Suite 115
                                 6121 Baker Road
                              Minnetonka, MN 55345
                                 (612) 253-4712


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                  JULY 29, 1999

TO THE SHAREHOLDERS OF REALITY INTERACTIVE, INC.:

      Notice is hereby given that the Special Meeting of Shareholders of Reality Interactive, Inc. (the "Company") will be held at 10:00 a.m. on Thursday, July 29, 1999, at the corporate offices of the Company, Baker Technology Plaza, 6121 Baker Road, Suite 115, Minnetonka, Minnesota. The purpose of the Special Meeting is to consider the sale, lease, transfer or other disposition of all or substantially all of the property and assets of the Company and, in particular, to vote on the following proposals:

1. To approve the sale of certain intellectual property assets of the Company, pursuant to an Asset Purchase Agreement dated June 18, 1999 (the "IP Asset Sale"), to VirtualFund.com, Inc. (the "Buyer"), in connection with the process of winding-down the Company's business affairs.

2. To approve the sale of the remaining intellectual property and all furniture, fixtures and equipment owned by the Company.

      THE BOARD OF DIRECTORS RECOMMENDS THAT AN AFFIRMATIVE VOTE BE CAST IN FAVOR OF THE PROPOSALS LISTED ABOVE.

      Only shareholders of record at the close of business on June 28, 1999 will be entitled to notice of and to vote on this matter.

      Details of these transactions and other important information, including the Company's intended use of the proceeds, are set forth in the accompanying Proxy Statement, which you are urged to read carefully.

      IT IS IMPORTANT THAT YOUR SHARES OF COMMON STOCK BE REPRESENTED AT THE MEETING. PLEASE COMPLETE, SIGN, DATE AND MAIL THE PROXY IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE ANY FURTHER SOLICITATION EXPENSE. IF YOU LATER DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS EXERCISED.

                                 By Order of the Board of Directors,

                                 /s/ Wesley W. Winnekins

                                 Wesley W. Winnekins
Dated: June 30, 1999             Secretary

                            REALITY INTERACTIVE, INC.

                                 PROXY STATEMENT

                                       FOR
                         SPECIAL MEETING OF SHAREHOLDERS
                                  JULY 29, 1999

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Reality Interactive, Inc. for use at the Special Meeting of Shareholders of the Company to be held at 10:00 a.m. on Thursday, July 29, 1999, at the corporate offices of Reality Interactive, Inc., Baker Technology Plaza, 6121 Baker Road, Suite 115, Minnetonka, Minnesota, and at any adjournment thereof. Shares represented by a proxy will be voted in the manner directed by a shareholder. If no direction is made, the proxy will be voted FOR the proposals set forth in this Proxy Statement. This Proxy Statement and the accompanying form of proxy are first being sent or given to shareholders beginning on or about June 30, 1999.

         Only shareholders of record at the close of business on June 28, 1999 are entitled to notice of and to vote at the meeting or at any adjournment thereof. On June 28, 1999, there were 4,677,407 shares of Common Stock of the Company outstanding. Each share is entitled to one vote. Cumulative voting is not permitted. Shares voted as abstentions on any matter will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting and as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which the shareholder has abstained. If a broker submits a proxy that indicates the broker does not have discretionary authority as to certain shares to vote, those shares will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting, but will not be considered as present and entitled to vote with respect to such matter. A shareholder giving the enclosed proxy may revoke it at any time prior to its use by giving written notice of such revocation to the Company at least five days prior to the meeting or to the Secretary at the meeting.

         If the matters discussed below are approved, holders of the Common Stock who do not vote their shares in favor of the proposals described below and who strictly comply with Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act (the "MBCA") will be entitled to statutory dissenters' appraisal rights. For a description of the rights of such holders and of the procedures to be followed in order to assert such rights and obtain payment for shares of Common Stock, see Sections 302A.471 and 302A.473 of the MBCA, copies of which are attached as Exhibit E, as well as the information set forth in the Proxy Statement beginning on page 10 under the caption "Rights of Dissenting Shareholders." IN ORDER TO PERFECT DISSENTERS' RIGHTS, A HOLDER OF COMMON STOCK MUST SEND A NOTICE TO THE COMPANY BEFORE THE DATE OF THE SPECIAL MEETING AND MUST NOT VOTE IN FAVOR OF THE PROPOSALS BY PROXY OR OTHERWISE.

         Under Minnesota law, the business transacted at the Special Meeting of Shareholders will be limited to the purposes stated in the Notice unless all of the shareholders waive notice of the meeting.

         All expenses in connection with the solicitation of proxies will be paid by the Company. In addition to solicitation by mail, officers and directors of the Company, who will receive no extra compensation for their services, may solicit proxies by telephone, facsimile or personal calls.

                                TABLE OF CONTENTS

                                                                                          Page
Proposal 1:  Approval of the VirtualFund Asset Sale Agreement .........................     3
         Background and Reasons for the IP Asset Sale .................................     3
         Description of the IP Asset Sale Agreement ...................................     4
         Description of Credit Agreement, Demand Note and Security Agreement ..........     5
         Use of Proceeds from the IP Asset Sale .......................................     8
         Accounting Treatment for the Transaction .....................................     8
         Recommendation of the Company's Board of Directors and Vote Required .........     8

Proposal 2:  Approval of the Sale of Remaining Intellectual Property and all Furniture,
     Fixtures and Equipment Owned by the Company ......................................     9
         Recommendation of the Company's Board of Directors and Vote Required .........     9

Rights of Dissenting Shareholders .....................................................    10
Federal Income Tax Consequences .......................................................    11
Regulatory Approval ...................................................................    11
Compensation to Former Employees ......................................................    11
Principal Shareholders ................................................................    11
Deadline for Submitting Shareholder Proposals .........................................    12
Market Price of Common Stock ..........................................................    12
Participation of Company's Auditors ...................................................    12
Summary Financial Information .........................................................    13
Documents Incorporated by Reference ...................................................    13
Exhibit Index to Proxy Statement ......................................................    14

                                   PROPOSAL 1
                APPROVAL OF THE VIRTUALFUND ASSET SALE AGREEMENT

BACKGROUND AND REASONS FOR THE IP ASSET SALE

      BACKGROUND

      The Company's core business consisted of developing and marketing CD-ROM and web-based training products for the corporate marketplace. The Company's products were developed to provide training and implementation support to companies desiring to achieve compliance to international management standards, such as ISO 9000 (Quality Management), ISO 14000 (Environmental Management) and QS-9000 (Automotive Quality Management). Due to the slow corporate adoption of international management standards, the Company was unable to sell its products in sufficient quantities to establish a viable business. As a result, the Company changed its original business strategy during 1997 to a strategy that was focused on providing consulting services in the areas of web-based training and knowledge management. From 1997 to the present, the Company experienced modest success with this new business strategy, with results being well below what the Company needed to continue as a going concern. Therefore, on April 30, 1999, a decision was made by the Company's Board of Directors to cease business operations due to a lack of revenue opportunities and capital to sustain an ongoing business. On that date, all employees of the Company were terminated, and a process was initiated to wind-down the affairs of the Company.

      As of April 30, 1999, the Company had total assets of approximately $327,000. This balance consisted of cash of approximately $129,900, of which $111,000 is restricted by a bank Letter of Credit pursuant to a lease on the Company's office space. The Letter of Credit is scheduled to expire on July 15, 1999, at which time the Company will have access to the aforementioned funds. The Company also had accounts receivable of approximately $19,900, other assets of approximately $123,900 and net furniture and equipment of approximately $53,200. Other assets consisted primarily of prepaid expenses incurred on customer projects that were in development at the time the Company announced its business termination. As of April 30, 1999, the Company had total liabilities of approximately $103,300. This balance consisted primarily of accounts payable of approximately $48,900 and deferred revenue of approximately $54,400. Deferred revenue consisted of customer prepayments for projects the Company was developing at the time of business termination. The Company believes that the work underlying such payments has been performed, and therefore, is not subject to refund. The Company has no material long-term liabilities, except for its office lease, which is scheduled to expire in July 2003.

      The Company believes that it can wind-down its business in an orderly manner, improve its working capital position and provide maximum shareholder value by implementing the following 4-step plan:

      1. Sell all intellectual property of the Company, which primarily consists of the following assets:
          -   ISO 9000 Registration Series (5 CD-ROMs)
          -   QS-9000 Compliance Series - English and German (4 CD-ROMs each)
          -   ISO 14000 EMS Conformance Series (5 CD-ROMs)
          -   ISO 9000 in the Workplace (web version)
          - ISO 14000 in the Workplace - English, German, French and Spanish (web version)
          -   EKM ExpertLink (web collaboration tool)
          -   EKM TeamLink (web collaboration tool)
      2.  Sell all furniture, fixtures and equipment owned by the Company.
      3.  Secure a new tenant for the Company's existing office space.
      4.  Explore other strategic opportunities for the Company.

      DESCRIPTION OF THE IP ASSET SALE AGREEMENT

      The following information is in summary form and is qualified in its entirety by reference to the full text of the IP Asset Sale Agreement, a copy of which is attached as Exhibit A to this Proxy Statement.

      VirtualFund.com, Inc., formerly LaserMaster Technologies, Inc., (the "Buyer") is a technology -based holding company located at 7090 Shady Oak Road, Eden Prairie, MN, and can be reached at (612) 941-8687. The Buyer operates two distinct business units: a Digital Graphics Business Unit and a Internet/Software Business Unit. The Buyer's long-term business plan for the Internet/Software Business Unit is to create an expanded revenue opportunity through development or acquisition of proprietary business to business internet and extranet applications. The Buyer believes that acquiring certain intellectual property assets of the Company will fit its growth strategy.

      Pursuant to the terms of the IP Asset Sale Agreement, the Company will sell and transfer, and the Buyer will purchase and assume, the following intellectual property assets (the "Assets") of the Company:

- All QS-9000, ISO 9000 and ISO 14000 code, templates, content and inventory of CD-ROMs, with the exception of the code, templates and content associated with the German version of QS-9000 and the ISO 14000 in the Workplace web version in the English, German, French and Spanish languages;

- All other code and data assets, including, but not limited to, customer lists, mailing lists and other business data bases; and,

- Code, templates and content associated with certain customer contracts, to the extent that such customers agree to the assignability of such contracts.

      Upon approval of the IP Asset Sale and the closing of the transaction contemplated herein, the Company will receive a total purchase price equal to Eighty-Five Thousand Dollars ($85,000). This may include forgiveness of the principal and interest outstanding on bridge loans made to the Company, up to the principal amount of Eight-Five Thousand Dollars ($85,000), which shall have been advanced to the Company prior to the closing of this transaction.

      The closing of the transaction shall occur on July 30, 1999, or as soon thereafter as reasonably practical. The Company must meet the following conditions regarding the closing of the transaction: (i) all warranties and representations shall be certified as true and correct by an officer or authorized representative of the Company; (ii) the Assets shall be delivered to the Buyer; (iii) the Company shall have affirmative approval of its Board of Directors and the holders of a majority of its shares of common stock; and
(iv) prior to or at closing, the Buyer shall have made loans (including accrued interest thereon) or cash payments totaling $85,000.

      The Assets shall be transferred free and clear of any all liens, obligations and liabilities of any nature. The Buyer will not assume any obligation or liability of the Company which may be associated with the Assets transferred. All right, title and interest to the Assets shall be transferred to the Buyer without any residual rights or licenses retained by the Company or its licensees, assignees or transferees. The Company may not retain, sell, transfer, license, assign or use any copies, backup or other duplications or versions of the Assets.

      In the IP Asset Sale Agreement, the Company represents and warrants that (i) the Company is a corporation duly organized, validly existing and has full corporate power and authority to carry out the requirements of the transaction, including, but not limited to shareholder approval for the transaction, and all other approvals required to transfer clear title to the Assets; (ii) the duly authorized representatives of the Company have authority to enter into the IP Asset Sale Agreement and to carry out the transaction contemplated herein and has been approved by the Company's Board of Directors and submitted to shareholders for approval; (iii) other than approval of the Board of Directors and shareholders of the Company, no other consent, approval, order or authorization is required in connection with the performance of the IP Asset Sale Agreement; (iv) the Company has good and merchantable right, title and interest in and to all the Assets and are not subject to any mortgage, pledge, lien, encumbrance or security interest of any kind or nature; and (v) the Company owns the industrial and intellectual property rights, patents, trademarks, tradenames, servicemarks, trade secrets and know-how associated with and related to the Assets.

      The Buyer has agreed to provide loans to the Company in a total amount not less than Eighty-Five Thousand Dollars ($85,000) and not more than One Hundred Thousand Dollars ($100,000). These loans will be evidenced by demand notes (the "Demand Notes"). See the section titled "Description of Credit Agreement, Demand Note and Security Agreement." Such loans will be used by the Company to pay existing vendor obligations and other business wind-down expenses.

      The purchase price paid by the Buyer for the Assets shall be paid first from cancellation and discharge of the Demand Notes, including all interest and other charges, with the balance, if any, paid by the Buyer or the Company in cash at the transaction closing.

      The IP Asset Sale Agreement may be terminated and the transaction contemplated may be abandoned by the Buyer if the Company breaches any representation, warranty, agreement, covenant or other provision of the IP Asset Sale Agreement, or by the Company if the Buyer fails to deliver the purchase price or to cancel the Demand Notes.

      If the Company fails to close the transaction for any reason other than the Buyer's failure to perform its binding obligations, the Company shall grant the Buyer a non-exclusive, non-revocable, no charge license to the Assets.

      All covenants, representations and warranties shall survive the transaction closing for no less than three (3) years. The Company agrees to indemnify the Buyer from and against any and all loss suffered or incurred by the Buyer by reason of: (i) any untrue representation of, or breach of warranty by the Company, provided that no claim for indemnity may be made after the third anniversary of transaction closing; (ii) any nonfulfillment of any covenant, agreement or undertaking of the Company that has not been specifically waived in writing by the Buyer, other than the failure to secure shareholder approval for this transaction.

DESCRIPTION OF CREDIT AGREEMENT, DEMAND NOTE AND SECURITY AGREEMENT

      The following information is in summary form and is qualified in its entirety by reference to the full text of the Credit Agreement, a copy of which is attached as Exhibit B to this Proxy Statement, the form of Demand Note, a copy of which is attached as Exhibit C to this Proxy Statement, and the Security Agreement, a copy of which is attached as Exhibit D to this Proxy Statement.

      CREDIT AGREEMENT

      The Buyer may advance, in one or more installments, a maximum principal of One Hundred Thousand Dollars ($100,000), but in no case less than a total loan amount of Eighty-Five Thousand Dollars ($85,000), as may be required by the Company to satisfy credit needs. Each installment loan will be evidenced by a Demand Note, and shall carry a fixed annual interest rate equal to ten percent (10%) per annum. The Demand Note(s), along with accrued interest, will be due the earlier of the closing of the IP Asset Sale or July 30, 1999. The obligation of the Company to repay the Loans shall be offset by the obligation of the Buyer pursuant to the IP Asset Sale, if the IP Asset Sale is approved by the Company's shareholders. If the IP Asset Sale is not approved by the Company's shareholders, the Demand Notes shall be paid in accordance with terms of such Demand Note(s).

      The Credit Agreement stipulates that the Company must provide a cash flow analysis acceptable to Buyer as well as such other documents, information and actions as the Buyer may reasonably request. That the personnel acting on behalf of the Company have the authority to enter into a transaction of this nature.

      The Credit Agreement contains various representations and warranties from the Company to the Buyer, relating to, among other things, the following matters: (i) the Company is a corporation validly organized and existing, and in good standing under the laws of the State of Minnesota; (ii) the execution, delivery and performance by the Company with respect to the Loans have been duly authorized by all necessary corporate action, and do not require the approval of any government agency or persons; (iii) the Loan Agreements to which the Company is a party are the legal, valid and binding obligations of the Company, and are enforceable in accordance with their terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws; (iv) the liens created by the Security Agreement are priority liens; and (v) that the Company has provided, and will subsequently provide if necessary, true and accurate information to the Buyer in connection with the transaction contemplated herein.

      As long as there remains any amount outstanding under the Demand Note(s), the Company shall, unless waived in writing by the Buyer: (i) undertake the activities of winding down the business and current contracts of the Company and shall not undertake any new operations or obligations without express written approval of Buyer; (ii) carry on its business activities in substantial compliance with all applicable federal or state laws, rules, regulations and orders; and (iii) keep books and records reflecting all of its business affairs and transactions in accordance with GAAP consistently applied, and permit the Buyer, with reasonable notice, access to such books and records.

      As long as there remains any amount outstanding under the Demand Note(s), the Company shall not, unless waived by the Buyer in writing, declare or pay any dividends, purchase, redeem, retire or otherwise acquire for value any of its capital stock now or hereafter outstanding, return any capital to its stockholders as such, or make any distribution of assets to its stockholders as such.

      The Company shall be in default if: (i) it cannot make payment of principal and interest on the Demand Note(s); (ii) it fails to maintain any of the covenants in the Loan Agreements; (iii) it shall become insolvent or generally fails to pay or admit in writing its inability to pay its debts as they become due; or (iv) any representation or warranty set forth in the Loan Agreements or the IP Asset Sale Agreement shall be untrue in any material respect. If the Company is deemed to be in default, the Company shall have ten (10) days to cure such default. If the Company cannot cure its default, the full unpaid balance of the Demand Note, including principal and interest, shall automatically be due and payable without declaration, notice, presentment, protest or demand of any kind.

      DEMAND NOTE

      All installment loans made by the Buyer to the Company under the Credit Agreement shall be evidenced by Demand Notes. Interest on the Demand Note(s) shall accrue at a fixed rate of ten percent (10%) per annum. All outstanding principal and interest shall be due and payable the earlier of the date the Company and Buyer have closed on the IP Asset Sale or July 30, 1999. If the IP Asset Sale is approved by the Company's shareholders, and the IP Asset Sale transaction is closed on or before July 30, 1999, the principal and interest thereon will be offset against all or a portion of the amount due from Buyer in connection with the IP Asset Sale, with the balance, if any, payable in cash. The principal of the Demand Note(s) may be prepaid prior to demand in full or in part at any time, without premium or penalty. If the Company defaults on the Demand Note(s), the interest rate shall increase to a rate equal to the lesser of (i) two percent (2%) per annum in excess of the rate of interest then in effect under the terms of the Demand Note(s) or (ii) the highest rate permitted under applicable law if such rate is lower. The Demand Note(s) shall be secured by the intellectual property assets pursuant to the IP Asset Sale.

      SECURITY AGREEMENT

      As security for the payment of the Demand Note(s), the Company has granted to Buyer a security interest in the following assets: (i) Intellectual Property as defined in the Security Agreement; (ii) Contracts as defined in the Security Agreement; (iii) insurance proceeds related to loss or damage or an insured benefit arising from Intellectual Property or Contracts; (iv) to the extent the aggregate amount of loans exceeds Eighty-Five Thousand Dollars ($85,000), the amount in excess of Eight-Five Thousand Dollars ($85,000), up to One Hundred Thousand Dollars ($100,000), shall be secured by Servers as defined in the Security Agreement; and (v) Products of all the foregoing as defined in the Security Agreement.

      The Company represents, warrants and covenants that: (i) it is a corporation validly organized and existing in good standing under the laws of the State of Minnesota, and has full power and authority to conduct its business; (ii) the execution, delivery and performance by the Company with respect to the Security Agreement have been duly authorized by all necessary corporate action, and do not require the approval of any government agency or persons; (iii) the Security Agreement represents a legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws, rulings or decisions; and (iv) the Company is sole owner of, has rights in, and has good and marketable title to all of the intellectual property assets and none of the intellectual property assets are subject to any lien except for Permitted Liens as defined in the Security Agreement.

      The Company covenants that: (i) it may sell any of its assets other than those assets for which the Company has granted a security interest; (ii) it owns the Intellectual Property, Contracts and Servers (the "Collateral") free and clear of any Liens other than the security interest created by this Security Agreement and Permitted Liens; (iii) all expenses of protecting, storing, warehousing, insuring, handling and shipping of the intellectual property assets shall be the responsibility of the Company; and (iv) it will not use the Collateral, or knowingly permit the Collateral to be used, for any unlawful purpose or in violation of any federal, state or municipal law.

      The Company shall grant to the Buyer physical custody of the Servers and all software, code and information contained therein. The Buyer has been granted a no-charge license to full use of all the Intellectual Property pursuant to the IP Asset Sale Agreement until approved by the Company's shareholders. The Buyer agrees to defend and indemnify the Company for any claim, or cause of action, and for any damages, penalty or settlement, including reasonable attorney fees, arising from any licensor of software which may be resident or loaded on the Servers. The Buyer agrees that it will retain custody of the Servers at its facilities in Eden Prairie, Minnesota and will take reasonable care to protect and maintain the Servers in their present condition. The Buyer agrees that it will not make any backup copies of information and software resident on the Servers, other than as may be required to assure the safekeeping of data. Upon the full satisfaction of all payment obligations pursuant to the Demand Note(s), the Buyer will return the Servers to the Company.

      The Company shall be in default if: (i) it fails to observe any term, covenant or agreement in the Credit Agreement; (ii) it fails to make payment when due, or if payable on demand, upon demand, of any portion of the Demand Note(s); (iii) it defaults in the due performance and observance of any of the covenants contained in any document, agreement or instrument; (iv) it becomes insolvent or generally fails to pay or admit in writing its inability to pay its debts as they become due, or applies for an appointment of a trustee, receiver or other custodian, or files for bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding; or (v) any representation or warranty set forth in the Security Agreement or any other document, agreement or instrument evidencing, securing or otherwise relating to this transaction shall be untrue in any material respect.

      Upon an event of default, the Buyer may exercise any one or more of the following rights and remedies: (i) declare any and all obligations pursuant to the Demand Note(s) to be immediately due and payable; (ii) demand, collect, receive and receipt for, compound, compromise, settle and give acquittance for and prosecute and discontinue any suits or proceedings in respect of any or all of the Collateral; (iii) take any action which Buyer may deem necessary or desirable in order to realize on the Collateral, including, without limitation, the power to foreclose any security interest;
(iv) store, lease, sell or otherwise dispose of or collect all or any part of the Collateral, and use and operate said properties for such purposes and for such length of time as Buyer may deem necessary or appropriate; or (v) exercise any and all other rights and remedies available to it by law, in equity or by agreement, including rights and remedies under the Minnesota Uniform Commercial Code or any other applicable law. The Buyer may sell or otherwise dispose of any or all of the Collateral in a single unit or in multiple units. The Company shall remain liable for any deficiency remaining after any such sale or other disposition of the Collateral.

USE OF PROCEEDS FROM THE IP ASSET SALE

      The Buyer has agreed to provide installment bridge loans to the Company, pursuant to a Credit Agreement dated May 28, 1999 (the "Loans"), up to a maximum loan amount of $100,000, but not less than $85,000, as may be requested by the Company to satisfy credit needs. The Loans, each of which will be evidenced by a separate Demand Note, will be secured, pursuant to a Security Agreement dated May 28, 1999, by the value of the intellectual property to be purchased in connection with the IP Asset Sale. The Company will use the proceeds from the Loans to satisfy vendor obligations and improve its current working capital position. Through June 30, 1999, the Company had executed two (2) Demand Notes for Loans totaling $70,000.

ACCOUNTING TREATMENT FOR THE TRANSACTION

      The Company will record the sale of the Assets as an unrealized gain on the sale of intellectual property, which will be reflected on the Company's Statement of Operations as Other Income for the quarter ending September 30, 1999.

RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS AND VOTE REQUIRED

      The Board of Directors deems the Asset Sale to be expedient and in the best interests of the Company's shareholders. The Board of Directors has approved the Asset Sale Agreement and recommends that shareholders vote in favor of the proposal to approve and adopt it. Approval of the IP Asset Sale requires the affirmative vote of the holders of a majority of the voting power of all outstanding shares of Common Stock. Each share of Common Stock is entitled to one vote.

                                   PROPOSAL 2
         APPROVAL OF THE SALE OF REMAINING INTELLECTUAL PROPERTY AND ALL
             FURNITURE, FIXTURES AND EQUIPMENT OWNED BY THE COMPANY

     In connection with the termination of the Company's business, it is the intention of the Company to sell all remaining assets not presented for approval in Proposal 1. These assets include the following:

         1.  QS-9000 Compliance Series - German version (4 CD-ROMs)
         2. ISO 14000 in the Workplace - English, German, French and Spanish (web version)
         3.  Furniture, fixtures and equipment.

      As of June 30, 1999, the Company does not have a buyer for items 1 and 2 above. If the Company should be successful in locating a buyer, the Company believes that such assets will have a sale value in the range of $50,000 to $150,000. With respect to item 3 above, the Company has located buyers for a majority of its furniture, fixtures and equipment. The Company anticipates that the proceeds to be derived from the sale of such assets will be in the range of $10,000 to $25,000.

RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS AND VOTE REQUIRED

      The Board of Directors deems the sale of the remaining intellectual property and all furniture, fixtures and equipment to be expedient. Accordingly, the Board of Directors has approved such actions and recommends that shareholders vote in favor of the proposal to approve the sale of such assets. Approval of this asset sale requires the affirmative vote of the holders of a majority of the voting power of all outstanding shares of Common Stock. Each share of Common Stock is entitled to one vote.

                        RIGHTS OF DISSENTING SHAREHOLDERS

      Under Sections 302A.471 and 302A.473 of the MBCA, each holder of Common Stock has the right, by fully complying with the applicable provisions of such Sections, to dissent from the transactions described in the proposals and obtain payment for the "fair value" of such holder's shares in the event that the transactions are approved.

      Holders of record of shares of Common Stock who desire to exercise their dissenters' rights must satisfy all of the following conditions. A written notice of intent to demand fair value for shares must be delivered to the Secretary of the Company at the executive offices of the Company before taking of the shareholder vote on the proposals. This written demand should specify the holder's name and mailing address, the number of shares of common stock owned and that the holder intends to demand the value of such shares; such written demand must be in addition to and separate from any abstention from voting or vote (by proxy or in person) against the proposals. Holders of Common Stock electing to exercise their dissenters' rights under the MBCA must not vote for approval of the proposals (including by returning a signed proxy that does not specify a vote against the proposals), although failure to vote against the proposals will not constitute a waiver of dissenters' rights.

      If the proposals are approved at the Special Meeting, the Company will send to each holder of Common Stock who filed a written demand for dissenters' rights a notice that contains the address to which the holder shall send a demand for payment and the stock certificates in order to obtain payment and the date by which they must be received, a form to be used in connection therewith and other related information. To receive payment, a dissenting holder must, within 30 days after the date such notice was given, send the holder's stock certificates, and all other information specified in the notice, to the address specified in such notice. After a valid demand for payment and the related stock certificates and other information are received, the Company will remit to each dissenting holder who has complied with statutory requirements the amount that the Company estimates to be the fair value of such shares, with interest commencing five days after the date of the Special Meeting at a rate prescribed by statute. Remittance will be accompanied by certain financial information with respect to the Company specified in the MBCA, an estimate of the fair value of the shares and a brief description of the method used to reach the estimate, a brief description of the procedure to be followed if such holder is demanding supplemental payment and copies of Sections 302A.471 and 302A.473 of the MBCA.

      If the dissenting holder believes that the amount remitted by the Company is less than the fair value of such holder's shares, plus interest, the holder may give written notice to the Company of such holder's own estimate of the fair value of the shares, plus interest, within 30 days after the mailing date of the remittance and demand payment of the difference. Such notice must be given at the executive offices of the Company at the address set forth above. A shareholder who fails to give such written notice within this time period is entitled only to the amount remitted by the Company. Within 60 days after receipt of a demand for supplemental payment, the Company must either pay the holder the amount demanded or agreed to by such holder after discussion with the Company or petition a court for the determination of the fair value of the shares, plus interest, in accordance with the provisions of, and subject to the limitations contained in Sections 302A.473 of the MBCA.

      The preceding summary of the applicable provisions of Sections 302A.471 and 302A.473 of the MBCA is not intended to be a complete statement of such provisions and is qualified in its entirety by reference to such sections, the full texts of which are attached as Exhibit E to this Proxy Statement. These sections should be reviewed carefully by any holder of Common Stock who wishes to exercise dissenters' rights or who wishes to preserve the right to do so, since failure to comply with the procedures set forth herein or therein will result in the loss of dissenters' rights.

                         FEDERAL INCOME TAX CONSEQUENCES

      It is expected that any amounts realized from the sale of the Company's assets will be treated as a capital gain or loss. Any gains resulting from the sale of such assets will not be taxable to the Company due to the net operating loss carryforward that is currently available. It is not expected that the adoption of the aforementioned proposals will result in any federal income tax consequences to shareholders of the Company other than shareholders exercising dissenters' rights under the MBCA, who may be subject to federal or state income tax on cash they receive.

                               REGULATORY APPROVAL

      The Company believes that no regulatory approvals are or will be required.

                        COMPENSATION TO FORMER EMPLOYEES

      Upon his termination as President and Chief Executive Officer of the Company, Paul J. Wendorff entered into a consulting agreement with the Company pursuant to which he will provide for a fee of $75.00 per hour, consulting services in the manner and at such times as shall be required to wind-down the affairs of the Company. Upon his termination as Chief Financial Officer of the Company, Wesley W. Winnekins also entered into a consulting agreement with the Company pursuant to which he will provide for a fee of $75.00 per hour, consulting services in the manner and at such times as shall be required to wind-down the affairs of the Company.

                             PRINCIPAL SHAREHOLDERS

       The following table sets forth certain information with respect to beneficial ownership of the Company's Common Stock as of February 26, 1999 by: (i) each director of the Company, (ii) each executive officer of the Company named in the Summary Compensation Table, (iii) all directors and executive officers of the Company as a group and (iv) each person or entity known by the Company to own beneficially more than 5% of the Company's Common Stock. Unless noted below, the address of each of the following shareholders is the same as the Company.

                                                   Beneficial Ownership(1)
                                                   ------------------------
   Name                                            Shares           Percent
   ----                                            -------          -------
   Perkins Capital Management, Inc.(2)..........   901,800           17.4%
     730 E. Lake Street
     Wayzata, Minnesota  55391

   Paul J. Wendorff(3)..........................   599,964           12.8

   The Perkins Opportunity Fund(4)..............   550,000           11.1
     730 E. Lake Street
     Wayzata, Minnesota  55391

   Ronald E. Eibensteiner(5)....................   475,788           10.0
     Suite 1860, Midwest Plaza
     801 Nicolett Mall
     Minneapolis, Minnesota 55402

   Brightstone Funds(6).........................   253,195            5.3
     7200 Metro Blvd.
     Edina, Minnesota  55439

   James A. Bernards(7).........................        --             --

   All directors and officers (4 persons)(8)....   690,289           14.5

(1) Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of February 26, 1999 are deemed to be outstanding for purposes of computing the percentage of shares beneficially owned by the person holding such options or warrants, but are not deemed to be outstanding for purposes of computing such percentage for any other person. Except as indicated by footnote, the persons named in the table above have the sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)  Includes 502,650 shares of Common Stock subject to warrants.

(3)  Includes 15,000 shares of Common Stock subject to options.

(4) Includes 275,000 shares of Common Stock subject to warrants. Perkins Capital Management, Inc. serves as investment advisor to The Perkins Opportunity Fund, and holds voting and dispositive power over such shares. Perkins Capital Management, Inc. disclaims beneficial ownership in such shares.

(5) Includes 375,600 shares of Common Stock and 100,188 shares of Common Stock subject to warrants owned by Wyncrest Capital, Inc., an investment fund controlled by Mr. Eibensteiner.

(6) Includes 111,111 shares of Common Stock held by Brightstone Fund V; 68,975 shares of Common Stock and 43,109 shares of Common Stock subject to warrants held by Brightstone Fund VI; and 30,000 shares of Common Stock subject to options held by Brightstone Capital, Ltd. Brightstone Capital, Ltd. is the general partner of Brightstone Fund V and Brightstone Fund VI.

(7) Excludes an aggregate of 253,195 shares held by Brightstone Capital, Ltd., Brightstone Fund V and Brightstone Fund VI. See Note 5 above. Mr. Bernards is the President of Brightstone Capital, Ltd. Mr. Bernards disclaims beneficial ownership of such shares.

(8) See Notes 2 through 7 above. Includes an additional 36,325 shares of Common Stock and 54,000 shares of Common Stock subject to options held by officers not listed in the above table.

                  DEADLINE FOR SUBMITTING SHAREHOLDER PROPOSALS

      Under Rule 14a-8 of the Securities Exchange Act of 1934, as amended, a shareholder may require that certain proposals suggested by the shareholder be voted upon at a shareholder's meeting. In light of the Company's current situation (See "Background and Reasons for the IP Asset Sale" above), (1) the Company did not hold a regular shareholders meeting in 1999 and (2) the Company has no current plans with respect to whether or when it may hold any future regular or special shareholder meetings.

                          MARKET PRICE OF COMMON STOCK

       The Company's Common Stock trades on the Over The Counter Bulletin Board (OTC BB) under the symbol RINT. The last trade of the Company's Common Stock preceding the date of the IP Asset Sale Agreement (June 18, 1999) occurred on June 14, 1999. On that day, the Company's Common Stock closed with a Bid price of $0.075 and an Ask price of $0.11.

                       PARTICIPATION OF COMPANY'S AUDITORS

       Representatives of the Company's auditors, Lund Kohler Cox & Arkema, LLP, are expected to be present at the Special Shareholders Meeting and will be given the opportunity to make a statement and answer questions.

                          SUMMARY FINANCIAL INFORMATION

                                                                     Years Ended
                                         -------------------------------------------------------------------
                                           Dec. 31,      Dec. 31,      Dec. 31,      Dec. 31,      Dec. 31,
                                             1994          1995          1996          1997          1998
                                         -----------   -----------   -----------   -----------   -----------
Statement of Operations Data (Audited):
  Revenues.............................  $       --    $    54,106   $   484,127   $ 1,220,023   $   744,221
  Cost of revenues.....................          --         33,464       107,008       399,144       346,743
                                         -----------   -----------   -----------   -----------   -----------
  Gross profit.........................          --         20,642       377,119       820,879       397,478
  Total operating expenses.............     678,338      2,642,059     6,416,398     4,231,268     2,229,350
  Other income (expense), net(1).......       5,562       (149,979)      (92,223)      175,467        54,444
  Extraordinary loss...................           0              0      (219,470)            0             0
                                         -----------   -----------   -----------   -----------   -----------
  Net loss.............................  $ (672,776)   $(2,771,396)  $(6,350,972)  $(3,234,922)  $(1,777,428)
                                         -----------   -----------   -----------   -----------   -----------
                                         -----------   -----------   -----------   -----------   -----------
  Basic and diluted loss per share.....  $    (0.53)   $     (1.69)  $     (1.68)  $     (0.69)  $     (0.38)
                                         -----------   -----------   -----------   -----------   -----------
                                         -----------   -----------   -----------   -----------   -----------
  Weighted average common shares.......    1,276,254     1,643,611     3,787,893     4,677,407     4,677,407
                                         -----------   -----------   -----------   -----------   -----------
                                         -----------   -----------   -----------   -----------   -----------


(1) Assuming shareholder approval of the IP Asset Sale, the Company will record sale proceeds of $85,000, which will be reflected in this caption as an unrealized gain from the sale of intellectual property.


                                                                           Dec. 31,
                                           ----------------------------------------------------------------
                                             1994         1995         1996          1997           1998
                                             ----         ----         ----          ----           ----
Balance Sheet Data (Audited):
  Working capital (deficit)..............  $482,306     (320,345)    5,301,105     2,203,079       441,783
  Current assets.........................   569,792      173,824     5,548,524     2,553,009       563,521
  Total assets...........................   749,248      576,792     5,885,741     2,753,330       747,710
  Current liabilities....................    87,486      494,169       247,419       349,930       121,738
  Long-term liabilities..................    14,127           --            --            --            --
  Redeemable preferred stock.............        --    2,125,962            --            --            --
  Total stockholders' equity (deficit)...   647,635   (2,043,339)   (9,795,144)  (13,030,066)  (14,807,494)

                ADDITIONAL INFORMATION WITH RESPECT TO THE COMPANY

         This proxy statement is accompanied by a copy of the Company's annual report on Form 10-KSB for the year ended December 31, 1998, as well as the Company's quarterly report on Form 10-QSB for the quarter ended March 31, 1999.

       In addition, the following documents are incorporated herein by reference:

       (1) The Company's annual report on Form 10-KSB for the year ended December 31, 1998.

       (2) The Company's quarterly report on Form 10-QSB for the quarter ended March 31, 1999.

       (3) The Company's report on Form 8-K dated January 11, 1999 regarding a change in the Company's auditor for the year ended December 31, 1998.

                        EXHIBIT INDEX TO PROXY STATEMENT

                                                                        PAGE
Exhibit A - Asset Purchase Agreement.................................    15

Exhibit B - Credit Agreement.........................................    24

Exhibit C - Demand Note..............................................    33

Exhibit D - Security Agreement.......................................    36

Exhibit E - Minnesota Statutes Sections 302A.471 and 302A.473........    45

                                    EXHIBIT A
                            ASSET PURCHASE AGREEMENT

         THIS ASSET PURCHASE AGREEMENT (the "Agreement") dated as of June 18, 1999, is by and among VirtualFund.com, Inc., a Minnesota corporation ("VFND") and Reality Interactive, Inc., a Minnesota corporation ("RII").

         A. The parties hereto wish to provide for the terms and conditions upon which VFND will acquire certain assets of RII, as defined herein.

         B. The parties hereto wish to make certain representations, warranties, covenants and agreements in connection with the sale of such assets and also to prescribe various conditions to such transaction.

         Accordingly, and in consideration of the representations, warranties, covenants, agreements and conditions herein contained, the parties hereto agree as follows:


                                    SECTION 1

1.       ACQUISITION OF ASSETS.

         (a) ASSETS ACQUIRED. Upon satisfaction of all conditions to the obligations of the parties contained herein (other than such conditions as shall have been waived in accordance with the terms hereof), RII shall sell, transfer, assign and deliver to VFND, and VFND shall acquire, at the Closing, the following assets of RII (the "Assets"):

         (1) All Intellectual property rights, know-how and trade secrets, subject to the exemptions and exclusions set forth in Sections 1 (a) (2)-(4);

         (2) All QS and ISO code, templates and content and all inventory of CD-ROMs, except the QS-9000 CD-ROM German language version and ISO 14000 web versions in German, Spanish, French and English;

         (3) All other code and data assets, including, but not limited to, customer lists, mailing lists, and other data bases; and,

         (4) To the extent assignable, all contract rights, including, but not limited to the agreements with GM and G & K; but excluding the contracts with Textron, MnSAT and MnSCU (collectively the "Asset Sale").

         (b) ACQUISITION PRICE. VFND will, in full payment for the Assets acquired from RII pursuant to this Agreement, forgive all principal and interest outstanding on loans to RII in the principal amount of eighty five thousand dollars ($85,000), which shall have been advanced to RII prior to or at closing of the sale transaction, as further described in Section 3.

         (c) CLOSING. The closing of the transaction described in this Agreement (the "Closing") shall take place in the offices of VFND at 7090 Shady Oak Road, Eden Prairie, Minnesota, on July 30, 1999, or as soon thereafter as reasonably practical.

         (d) CONDITIONS TO CLOSING. The following conditions must be satisfied at or prior to the Closing:

         (1) All warranties and representations set forth in this Agreement shall be certified as true and correct by an officer or authorized representative of RII.

         (2)  The Assets shall be delivered to VFND.

         (3) RII shall have affirmative approval of the board of directors and the holders of a majority of the shares of RII common stock to proceed with the transaction described in this Agreement.

         (4) Prior to or at Closing VFND shall have advanced loans to RII in the principal amount of eighty five thousand dollars ($85,000).

         (e) NO TRANSFER OF BUSINESS OBLIGATIONS OR LIABILITIES/FULL OWNERSHIP TRANSFERRED. The Assets shall be transferred free and clear of any and all liens, obligations, and liabilities of any nature. VFND will not assume any liability of RII or obligation which may be associated with the Assets transferred. All right, title and interest to the Assets shall be transferred to VFND, without any residual rights or licenses retained by RII or its licensees, assignees or transferees. RII may not retain, sell, transfer, license, assign or use any copies, backup or other duplications or versions of the Assets.


                                    SECTION 2

2.       REPRESENTATIONS AND WARRANTIES OF RII.

         RII represents and warrants to VFND as of the Closing as follows:

         (a) DISCLOSURE SCHEDULE. No later than Closing, RII shall certify that the following representations and warranties are true and correct as of Closing.

         (b) CORPORATE ORGANIZATION. RII is a corporation duly organized, validly existing and has full corporate power and authority to carry out the requirements of this Asset Sale, including, but not limited to shareholder approval for the transaction, and all other approvals required to transfer clear title to the Assets to VFND.

         (c) AUTHORIZATION. The duly authorized representatives(s) of RII have authority to enter into this Agreement and to carry out the transactions contemplated herein. This Agreement has been approved by the board of directors of RII and submitted to the shareholders of RII, who have approved the Asset Sale. This Agreement is a valid and binding obligation of RII. in accordance with its terms.

         (d) CONSENTS AND APPROVALS. Other than approval of the board of directors and shareholders of RII, no consent, approval, order or authorization of or from, or registration, notification, declaration or filing with (hereinafter sometimes separately referred to as a "Consent") of any individual or entity, including without limitation any Authority, is required in connection with the performance of this Agreement by RII.

         (e) RIGHT TO ASSETS/NO LIENS OR ENCUMBRANCES. RII has good and merchantable right, title and interest in and to all the Assets described herein. The Assets are not subject to any mortgage, pledge, lien, encumbrance or security interest of any kind or nature (whether or not of record).

         (f) INTELLECTUAL PROPERTY RIGHTS. RII owns the industrial and intellectual property rights, including without limitation the patents, patent applications, patent rights, trademarks, trademark applications, trade names, service marks, service mark applications, copyrights, computer programs and other computer software, inventions, know-how, trade secrets, technology, proprietary processes and formulae (collectively, "Intellectual Property") associated with, and related to the Assets. The use of all Intellectual Property necessary or required for the use of the Assets by VFND does not and will not infringe or violate or allegedly infringe or violate the intellectual property rights of any person or entity. RII does not own or use any Intellectual Property pursuant to any written license agreement and has not granted any person or entity any rights, pursuant to written license agreement or otherwise, to use the Intellectual Property.


                                    SECTION 3

3.       LOANS TO RII/PURCHASE PRICE.

         (a) CREDIT AGREEMENT, SECURITY AGREEMENT AND DEMAND NOTE. RII and VFND have entered into a Credit Agreement and Security Agreement dated May 28, 1999, whereby VFND has agreed to provide not less than eighty five thousand dollars ($85,000) and not more than one hundred thousand dollars ($100,000) in loans based on the terms and conditions of the Credit Agreement and Security Agreement. RII has also executed a Demand Note for forty thousand dollars ($40,000) and a Demand Note for thirty thousand dollars ($30,000) in consideration of loans of that amount. Pursuant to the Credit Agreement VFND is required to loan to RII an additional fifteen thousand dollars ($15,000) at or prior to Closing at such time as such funds may be required by RII to satisfy creditor obligations.

         (b) DISCHARGE OF LOANS AT CLOSING. The purchase price paid by VFND for the Assets shall be paid first from cancellation and discharge of the Demand Notes, including all interest and other charges, with the balance, if any, paid by VFND in cash at Closing. If, on the date of Closing, VFND has loaned a total of eighty five thousand dollars ($85,000), the discharge and cancellation of the Demand Notes executed by RII in the principal amount of eighty five thousand dollars ($85,000) shall be deemed payment in full by VFND. If, on the date of Closing, VFND has loaned less than eighty five thousand dollars ($85,000), at or prior to Closing VFND shall pay the balance to a total of eighty five thousand dollars ($85,000) and the discharge and cancellation of the Demand Notes executed by RII shall be deemed payment in full by VFND. If, on the date of Closing, VFND has loaned more than eighty five thousand dollars ($85,000), at Closing VFND shall discharge and cancel Demand Notes executed by RII in the principal amount of eighty five thousand dollars ($85,000) in full satisfaction of the purchase price obligations. Loans to RII from VFND in excess of eighty five thousand dollars ($85,000) shall be secured and repaid according to the terms and conditions of the Credit Agreement, Security Agreement and Demand Note(s).

                                    SECTION 4

4.       COVENANTS OF RII.

         (a) DELIVERY OF ASSETS. RII agrees that at Closing it will deliver all copies of the Assets owned, licensed or controlled by RII. RII will not retain any duplicate copies, back-up, hard disk versions, written copies of code or programs, in the current or prior versions of the Assets.

         (b) ASSIGNMENT OF ALL RIGHT AND TITLE. RII agrees that at Closing it will assign all right and title to the Assets to VFND without reservation. RII agrees and warrants that VFND will receive clear title to the Assets.

         (c) BEST EFFORTS TO SECURE BOARD OF DIRECTORS AND SHAREHOLDER APPROVAL. RII agrees that it will use best efforts to secure all required approvals for the proposed transaction, including but not limited to, approval by the RII Board of Directors and shareholder approval. If Shareholders have not approved the proposed transaction by September 1, 1999, this Agreement shall be terminated and the provision of Section 7 shall apply.


                                    SECTION 5

5.       CONDITIONS TO OBLIGATION OF VFND.

         Notwithstanding any other provision of this Agreement to the contrary, the obligation of VFND to effect the transactions contemplated herein shall be subject to the satisfaction at or prior to the Closing of each of the following conditions:

         (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of RII contained in this Agreement shall be in all respects true, complete and accurate as of the Closing as though such representations and warranties were made at and as of such time.

         (b) REQUIRED APPROVALS AND CONSENTS. All action required by law and otherwise to be taken by RII to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby shall have been duly and validly taken.

         (c) NO PROCEEDING OR LITIGATION. No suit, action, investigation, inquiry or other proceeding by any Authority or other person or entity shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby or which, if successfully asserted, would individually or in the aggregate, otherwise have a material adverse effect on the use or value of the Assets.


                                    SECTION 6

6.       TERMINATION AND ABANDONMENT.

         (a) METHODS OF TERMINATION. This Agreement may be terminated and the transactions contemplated herein may be abandoned only as provided in this Section: By VFND, if there has been a breach of any representation, warranty, agreement, covenant or other provision of this Agreement: or, by RII if VFND fails to deliver the purchase price, or cancel the notes, as set forth in Section 3(b).

         (b) PROCEDURE UPON TERMINATION. In the event of termination and abandonment pursuant to subsection (a), written notice thereof shall forthwith be given to the other party or parties, and this Agreement shall terminate, and the transactions contemplated herein shall be abandoned, without further action by any party hereto. If this Agreement is terminated as provided herein:

         (1) Each party will, upon request, redeliver all hardware, code, and documents, work papers and other material of any other party (and all copies thereof) relating to the transactions contemplated herein, whether obtained before or after the execution hereof, to the party furnishing the same, other than as may be permitted to secure outstanding loans from VFND to RII pursuant to the Credit Agreement, Security Agreement and Demand Note;

         (2) The confidentiality obligations entered into by and between VFND and RII will continue to be applicable;

         (3)  The provisions of Section 7 will be applicable;

         (5) In addition, upon any termination each party shall have all the rights and remedies at law, including the right to injunctive relief, for any breach of any representation, warranty, agreement, covenant or other provision of this Agreement or any other agreement between VFND and RII, unless such breach was due to a willful or bad faith action or omission of such party or any representative, agent, employee or independent contractor thereof.


                                   SECTION 7

7.       BREAK UP LICENSE.

         (a) LICENSE TO USE ASSETS IN THE EVENT OF TERMINATION WITHOUT A SALE TO VFND. If RII fails to close the Asset Sale for any reason other than failure of VFND to perform its binding obligations, RII shall grant VFND a non-exclusive, non-revocable, no-charge license to the Intellectual Property.


                                    SECTION 8

8.       SURVIVAL AND INDEMNIFICATION.

         (a) SURVIVAL. All of the covenants, representations and warranties of each of the parties hereto shall survive the Closing for no less than three (3) years (the "Survival Period").

         (b) In the event this Agreement is terminated for any reason, the following sections shall survive the termination:

              Section 6 - Termination and Abandonment
              Section 7 - Break Up License
              Section 9 - Miscellaneous Provisions

         (c) Indemnification by RII. RII agrees to indemnify VFND from and against any and all loss suffered or incurred by VFND by reason of:

              (1) any untrue representation of, or breach of warranty by RII in any part of this Agreement, provided, however, that no claim for indemnity may be made pursuant to this subsection after the third anniversary of the Closing Date; and

              (2) any nonfulfillment of any covenant, agreement or undertaking of RII in any part of this Agreement that has not been specifically waived in writing by VFND, other than the failure to secure shareholder approval for the proposed transaction.

         (d)  The indemnification obligation of RII shall be conditioned upon:

              (1) RII shall not be obligated hereby to indemnify VFND for any costs incurred prior to VFND notifying RII, in writing, of the underlying claim(s); and,

              (2) RII shall approve the selection of counsel, in writing, and such approval not to be unreasonably withheld, and RII shall have reasonable control of the defense of any action on a claim; and,

               (3) VFND shall fully cooperate and assist in the defense of a claim.


                                    SECTION 9

9.       MISCELLANEOUS PROVISIONS.

         (a) EXPENSES. Each party will bear its own costs, fees and expenses in connection with the negotiation, preparation, execution, delivery and performance of this Agreement, approval of the transaction and the consummation of the transactions contemplated hereby, including without limitation, fees, commissions and expenses payable to brokers, attorneys, accountants and other professionals, whether or not the transactions contemplated herein are consummated.

         (b) AMENDMENT AND MODIFICATION. Subject to applicable Law, this Agreement may be amended or modified by the parties hereto at any time prior to the Closing with respect to any of the terms contained herein; provided, however, that all such amendments and modifications must be in writing duly executed by VFND and RII authorized representatives.

         (c) WAIVER OF COMPLIANCE; CONSENTS. Any failure of a party to comply with any obligation, covenant, agreement or condition herein may be expressly waived in writing by the party entitled hereby to such compliance, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition will not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. No single or partial exercise of a right or remedy shall preclude any other or further exercise thereof or of any other right or remedy hereunder. Whenever this Agreement requires or permits the consent by or on behalf of a party, such consent must be given in writing in the same manner as for waivers of compliance.

         (d) NO THIRD PARTY BENEFICIARIES. Nothing in this Agreement will entitle any person or entity (other than a party hereto and his, her or its respective successors and assigns permitted hereby) to any claim, cause of action, remedy or right of any kind.

         (e) NOTICES. All notices, requests, demands and other communications required or permitted hereunder shall be made in writing and shall be deemed to have been duly given and effective:

              (1)  on the date of delivery, if delivered personally;

              (2) on the date of receipt if sent by reputable nationwide overnight courier; or

              (3) on the date of transmission, if sent by facsimile, telecopy, telegraph, telex or other similar telegraphic communications equipment:

              If to VFND:

                     To:      VirtualFund.com, Inc.
                              Attn: Mel Masters
                              7090 Shady Oak Road
                              Eden Prairie, MN 55344
                              Fax 612-941-8652

                    With a copy to:

                              VirtualFund.com, Inc.
                              Attn: General Counsel
                              7090 Shady Oak Road
                              Eden Prairie, MN 55344
                              Fax: 612-941-8652

or to such other person or address as VFND shall furnish to the other parties hereto in writing in accordance with this subsection.

                              If to RII:

                              Reality Interactive, Inc.
                              Attention, Paul J. Wendorff
                              Baker Technology Plaza
                              Suite 115
                              6121 Baker Road
                              Minnetonka, MN 55345

or to such other address as the representatives of RII shall furnish in writing in accordance with this subsection.

         (f) ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         (g) GOVERNING LAW; JURISDICTION. This Agreement and the legal relations among the parties hereto shall be governed by and construed in accordance with the internal substantive laws of the State of Minnesota (without regard to the laws of conflict that might otherwise apply) as to all matters, including without limitation matters of validity, construction, effect, performance and remedies. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of Minnesota or the United States of America located in the State of Minnesota for any action, suit or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby (not including any agreement referred to herein), and agrees not to commence any action, suit or proceeding relating thereto except in such courts, and further agrees that service of any process, summons, notice or document by United States registered or certified mail shall be effective service of process for any action, suit or proceeding brought in any such court. The parties hereto hereby irrevocably and unconditionally waive any objection to personal jurisdiction and the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby (not including any agreement referred to herein), in the courts of the State of Minnesota or the United States of America located in the State of Minnesota, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

         (h) SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

         (i) COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (j) HEADINGS. The table of contents and the headings of the sections and subsections of this Agreement are inserted for convenience only and shall not constitute a part hereof.

         (k) ENTIRE AGREEMENT. The exhibits and other writings referred to in this Agreement or any such exhibit or other writing are part of this Agreement, together they embody the entire agreement and understanding of the parties hereto in respect of the transactions contemplated by this Agreement and together they are referred to as "this Agreement" or the "Agreement". There are no restrictions, promises, warranties, agreements, covenants or undertakings, other than those expressly set forth or referred to in this Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to the transaction or transactions contemplated by this Agreement.

         (l) INJUNCTIVE RELIEF/LIQUIDATED DAMAGES. It is expressly agreed among the parties hereto that monetary damages would be inadequate to compensate a party hereto for any breach by any other party of its covenants and agreements herein. Accordingly, the parties agree and acknowledge that any such violation or threatened violation will cause irreparable injury to the other and that, in addition to any other remedies which may be available, such party shall be entitled to injunctive relief against the threatened breach of this Agreement or the continuation of any such breach without the necessity of proving actual damages and may seek to specifically enforce the terms of this Agreement.

         (m) ATTORNEYS' FEES. The prevailing party or parties in any legal action commenced to (i) enforce the terms and conditions of this Agreement or
(ii) recover damages or any other relief for the breach by another party or parties of this Agreement, shall be entitled to recover such prevailing party's or parties' reasonable attorneys' fees, including expenses of such attorneys, from the non-prevailing party or parties in any such legal action.

         (n) Announcement: VFND and RII may issue an announcement regarding the transaction.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                                  VirtualFund.com, Inc.

                                                          /S/ Mel Masters
                                                       -----------------------
                                                  By:       Mel Masters
                                                       -----------------------
                                                  Its: Chief Executive Officer
                                                       -----------------------

                                                  RealityInteractive, Inc.

                                                        /S/ Paul J. Wendorff
                                                       -----------------------
                                                  By:     Paul J. Wendorff
                                                       -----------------------
                                                  Its: Chief Executive Officer
                                                       -----------------------

                                    EXHIBIT B
                                CREDIT AGREEMENT

         THIS CREDIT AGREEMENT is made and entered into as of May 28, 1999, by and between REALITY INTERACTIVE, INC., (the "Borrower"), whose address is Baker Technology Plaza, 6121 Baker Road, Suite 115, Minnetonka, MN 55345, and VIRTUALFUND.COM, INC., (the "Lender"), whose address is 7090 Shady Oak Road, Eden Prairie, MN 55344.


                                    RECITALS

         A. Lender has agreed, subject to the terms and conditions set forth herein, to make an initial bridge loan in the amount of $40,000.00, and may extend additional loans up to the maximum loan amount of $100,000, but not less than $85,000.00, as may be requested by Borrower to satisfy credit needs. All such loan(s) are to be governed by the terms of this Agreement.

         NOW, THEREFORE, for and in consideration of the loan to be made by the Lender to the Borrower hereunder, the mutual covenants, promises and agreements contained herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender agree as follows:

         The following terms when used in this Credit Agreement shall, except where the context otherwise requires, have the following meanings both in the singular and plural forms thereof:


                                   DEFINITIONS

         "ASSET SALE AGREEMENT" means the Agreement documenting the transaction outlined in the Letter of Intent between the Borrower and the Lender dated May 21, 1999.

         "BRIDGE LOAN" means the loan evidenced by the Demand Note.

         "COLLATERAL" means certain assets of the Borrower or any other party in which the Lender holds a security interest pursuant to any of the Loan Documents.

         "CREDIT AGREEMENT" means this Credit Agreement, as originally executed and as may be amended, modified, supplemented, or restated from time to time by written agreement between the Borrower and the Lender.

         "DEFAULT" means any event which if continued uncured would, with notice or lapse of time or both, constitute an Event of Default.

         "DEMAND NOTE" means the Demand Note of even date herewith in the original principal amount of Forty Thousand Dollars ($40,000.00), made by the Borrower payable to the order of the Lender and any subsequent Demand Note made by Borrower in favor of Lender, together with all extensions, renewals, modifications, substitutions and changes in form thereof effected by written agreement between the Borrower and the Lender. The Demand Note will be due the earlier of the date of the closing of the Asset Sale Agreement or July 30, 1999.

         "EVENT OF DEFAULT" means any event of default described in SECTION 7 hereof.

         "LIEN" means any lien, security interest, pledge, mortgage, statutory or tax lien, or other encumbrance of any kind whatsoever (including without limitation, the lien or retained security title of a conditional vendor), whether arising under a security instrument or as a matter of law, judicial process or otherwise or by an agreement of the Borrower to grant any lien or security interest or to pledge, mortgage or otherwise encumber any of its assets.

          "LOAN DOCUMENTS" means this Credit Agreement, the Note(s) and the Security Agreement, and such other documents as the Lender may reasonably require as security for, or otherwise executed in connection with, any loan hereunder, all as originally executed and as may be amended, modified or supplemented from time to time by written agreement between the parties thereto.

         "NOTE" means the Demand Note.

         "SECURITY AGREEMENT" means the Security Agreement, of even date herewith, executed by Borrower in favor of the Lender, as originally executed and as may be amended, modified or supplemented by written agreement between the Borrower and the Lender pursuant to which the Borrower has granted the Lender a security interest in certain assets.


                                THE BRIDGE LOAN

         2.1  BRIDGE LOAN.  Subject to the Conditions of Lending set forth in
SECTION 3.1 and SECTION 3.2, the Lender agrees to an initial loan to the Borrower in the principal amount of Forty Thousand Dollars ($40,000.00). Lender may advance up to a maximum principal of One Hundred Thousand Dollars ($100,000.00), but in no cases less than a total loan amount of Eighty-Five Thousand Dollars ($85,000), as may be required by Borrower to satisfy credit needs.

         (a) PURPOSE OF LOAN/USE OF FUNDS. The Borrower shall use the Bridge Loan for approved business purposes and payments.

         (b) THE DEMAND NOTE. To evidence the loan made by the Lender to the Borrower hereunder, the Borrower has executed and delivered to the Lender a Demand Note. The Borrower agrees to pay to the Lender amounts outstanding under the Demand Note in installments as set forth in said note, with all outstanding principal and accrued interest due and payable on demand. The Demand Note will be due the earlier of the date of the closing of the Asset Sale Agreement or July 30, 1999.

         (c) OTHER BRIDGE LOANS. Lender will loan additional funds to Borrower in one or more single advances up to an aggregate maximum of One Hundred Thousand Dollars ($100,000.00) as may be required by Borrower to satisfy credit needs. All subsequent loans to Borrower from Lender are subject to the terms and conditions of this Agreement and all terms and conditions of all other Loan Documents. Each subsequent Bridge Loan shall be documented by a Demand Note executed by Borrower and delivered to Lender.

         2.2  INTEREST ON THE NOTE.

         (a) The Borrower agrees to pay interest on the unpaid principal balance of the Note(s) outstanding at a fixed annual rate at all times equal to ten percent (10%) per annum. Such interest shall be calculated assuming there are 30 days a month and 360 days in a year.

         (b) Payments of principal and interest on amounts outstanding under the Note(s) shall be payable according to the terms of the Note(s).

         (c) No provision of this Credit Agreement or the Note(s) shall require the payment or permit the collection of interest in excess of the rate permitted by applicable law.

         2.3 SECURITY. The indebtedness, liabilities and other obligations of the Borrower to the Lender under the Note(s) and this Credit Agreement are secured by security interests granted pursuant to the Security Agreement.

         2.4 RIGHT TO OFFSET. The obligation of the Borrower to repay loan funds shall be offset by the obligation of Lenders pursuant to the Asset Sale Agreement is the sale of assets contemplated by the Letter of Intent is consummated. Otherwise, the repayment of the loan shall be governed by the terms of the Demand Note.


                             CONDITIONS OF LENDING

         3.1 CONDITIONS PRECEDENT TO BRIDGE LOAN. This Credit Agreement and the Lender's obligations hereunder to make the Bridge Loan are subject to receipt by the Lender of the following, each to be in form and substance satisfactory to the Lender, unless the Lender waives receipt of any of the following in writing:

         (a) This Credit Agreement and the Demand Note, each appropriately completed and duly executed by the Borrower;

         (b) The Security Agreement appropriately completed and duly executed by the Borrower together with any financing statements duly executed by the Borrower as required to perfect the security interest;

         (c) Borrower shall have provided Lender with a cash flow analysis acceptable to Lender in its sole discretion;

         (d) Such other documents, information and actions as the Lender may reasonably requests.

         3.2 CORPORATE AUTHORITY. With execution of this Agreement, Borrower will provide a copy of the resolutions of the Board of Directors of the Borrower authorizing or ratifying the transactions contemplated hereby, and the execution, delivery and performance of the Loan Documents, and designating the officers authorized to execute the Loan Documents to which the Borrower is a party and to perform the obligations of the Borrower thereunder.

         3.3 CONDITIONS PRECEDENT TO ALL LOANS AND ADVANCES. The obligation of the Lender to make any loan or Advance hereunder, including the initial loans and Advances, is subject to the satisfaction of each of the following, unless waived in writing by the Lender:

         (a) The representations and warranties set forth in SECTION 4 are true and correct in all material respects on the date hereof and on the date of any loan or Advance.

         (b) No Default or Event of Default shall have occurred and be continuing under the Loan Documents.

         (c) No litigation, arbitration or governmental investigation or proceeding shall be pending, or, to the knowledge of the Borrower, threatened, against the Borrower or affecting the business or operations of the Borrower which was not previously disclosed to the Lender and which, if determined adversely to the Borrower, would have a material adverse effect on the operation or financial condition of the Borrower.

         (d) There shall not have occurred any material diminution of any Collateral.


                          REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Lender as follows:

         4.1 ORGANIZATION, ETC. The Borrower is a corporation validly organized and existing and in good standing under the laws of the State of Minnesota, has full power and authority to own its property and conduct its business substantially as presently conducted by it and is duly qualified to do business and is in good standing as a foreign corporation in each other jurisdiction where the nature of its business makes such qualification necessary. The Borrower has full power and authority to enter into and perform its obligations under the Loan Documents and to obtain the loans hereunder.

         4.2 DUE AUTHORIZATION. The execution, delivery and performance by the Borrower of the Loan Documents have been duly authorized by all necessary corporate action, do not require any approval or consent of, or any registration, qualification or filing with, any governmental agency or authority or any approval or consent of any other person (including, without limitation, any stockholder, do not and will not conflict with, result in any violation of or constitute any default under any agreement binding on or applicable to the Borrower or any of its property, or any law or governmental regulation or court decree or order, binding upon or applicable to the Borrower or of any of its property and will not result in the creation or imposition of any Lien on any of its property pursuant to the provisions of any agreement binding on or applicable to the Borrower or any of its property except pursuant to the Loan Documents.

         4.3 VALIDITY OF THE LOAN DOCUMENTS. The Loan Documents to which the Borrower is a party are the legal, valid and binding obligations of the Borrower and are enforceable in accordance with their terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws, rulings or decisions at the time in effect which may affect the enforceability of rights of creditors generally and to general equitable principles which may limit the right to obtain equitable remedies.

         4.4 LIEN PRIORITY. The Liens created by the Security Agreement are priority liens.

         4.5 ACCURACY OF INFORMATION. All factual information furnished by or on behalf of the Borrower to the Lender for purposes of or in connection with this Credit Agreement or any transaction contemplated in connection with this Credit Agreement is, and all other such factual information furnished by or on behalf of the Borrower to the Lender in the future, will be true and accurate in every material respect on the date as of which such information is dated or certified. No such information contains any material misstatement of fact or omits any material fact or any fact necessary to prevent such information from being misleading.

         4.6 SURVIVAL OF REPRESENTATIONS. All representations and warranties contained in this SECTION 4 shall survive the delivery of the Demand Note and the making of the loans evidenced thereby and any investigation at any time made by or on behalf of Lender shall not diminish its rights to rely thereon.


                              AFFIRMATIVE COVENANTS

         As long as there remains any amount outstanding under the Demand Note the Borrower shall, unless waived in writing by the Lender:

         5.1 OPERATIONAL COVENANTS. Borrower shall undertake the activities of winding up the business and current contracts of Borrower and shall not undertake any new operations or obligations without express written approval of Lender.

         5.2 COMPLIANCE WITH LAWS. Carry on its business activities in substantial compliance with all applicable federal or state laws and all applicable rules, regulations and orders of all governmental bodies and offices having power to regulate or supervise its business activities. The Borrower shall maintain all material rights, liens, franchises, permits, certificates of compliance or grants of authority required in the conduct of its business.

         5.3 BOOKS AND RECORDS. Keep books and records reflecting all of its business affairs and transactions in accordance with GAAP consistently applied and permit the Lender, and its representatives, at reasonable times and intervals, to visit all of its offices, discuss its financial matters with officers of the Borrower and its independent public accountants (and by this provision the Borrower authorizes its independent public accountants to participate in such discussions) and examine any of its books and other corporate records.


                               NEGATIVE COVENANTS

         As long as there remains any amount outstanding under the Demand Note, the Borrower shall not, unless waived in writing by the Lender:

         6.1 DIVIDENDS. Declare or pay any dividends, purchase, redeem, retire or otherwise acquire for value any of its capital stock now or hereafter outstanding, return any capital to its stockholders as such, or make any distribution of assets to its stockholders as such.

         6.2 CASH FLOW LIMITATION. Under Section 3.1(c) of this Agreement, Borrower will provide lender a Cash Flow Analysis prepared in accordance with GAAP each month within 15 days of each month end.

                         EVENTS OF DEFAULT AND REMEDIES

         7.1 EVENTS OF DEFAULT. The term "Event of Default" shall mean any of the following events:

         (a) The Borrower shall default in the payment upon demand of principal or interest on the Demand Note;

         (b) Borrower fails to maintain any of the covenants in the Loan Documents;

         (c) The Borrower shall become insolvent or generally fail to pay or admit in writing its inability to pay its debts as they become due; or the Borrower shall apply for, consent to, or acquiesce in the appointment of a trustee, receiver or other custodian for itself or any of its property, or make a general assignment for the benefit of its creditors; or trustee, receiver or other custodian shall otherwise be appointed for the Borrower or any of its assets; or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding shall be commenced by or against the Borrower; or the Borrower shall take any action to authorize, or in furtherance of, any of the foregoing; or

         (d) Any representation or warranty set forth in any Loan Document or the Asset Sale Agreement shall be untrue in any material respect on the date as of which the facts set forth are stated or certified.

         7.2 RIGHT TO CURE. Upon the occurrence of and Event of Default under section 7.1(b), Borrower shall immediately notify Lender of such default and shall have ten (10) days to cure the default. If Borrower fails to notify Lender of the Event of Default, and Lender becomes aware of it, Lender may notify Borrower of the Event of Default in which case Borrower shall have ten (10) days to cure the default.

         7.3 REMEDIES. If an Event of Default described in SECTION 7.1 shall occur, and after the cure period, if any, has expired without cure of the default, the full unpaid balance of the Demand Note (outstanding balance plus accrued interest) and all other obligations of the Borrower to the Lender shall automatically be due and payable without declaration, notice, presentment, protest or demand of any kind (all of which are hereby expressly waived). If any other Event of Default shall occur and be continuing, the Lender may declare the outstanding balance of the Demand Note and all other obligations of the Borrower to the Lender to be due and payable without further notice, presentment, protest or demand of any kind (all of which are hereby expressly waived), whereupon the full unpaid amount of the Demand Note and all other obligations of the Borrower to the Lender shall become immediately due and payable. Lender shall be entitled to demand payment without notice and all obligations of Borrower to Lender shall be due and payable without further notice, presentment, protest or demand of any kind (all of which are hereby expressly waived), whereupon the full unpaid amount of the Demand Note and all other obligations of the Borrower to the Lender shall become immediately due and payable. Upon any Event of Default, the Lender shall be entitled to exercise any and all rights and remedies available under any of the Loan Documents or otherwise available at law or in equity to collect the Demand Note and all other obligations of the Borrower to the Lender and to realize upon or otherwise pursue any and all Collateral and other security (including without limitation any and all guarantees) for the loan under this Credit Agreement.

                                 MISCELLANEOUS

         8.1 WAIVERS, AMENDMENTS. The provisions of the Loan Documents may from time to time be amended, modified, or waived, if such amendment, modification or waiver is in writing and signed by the Lender. No failure or delay on the part of the Lender or the holder(s) of the Demand Note(s) in exercising any power or right under any of the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances.

         8.2 NOTICES. All notices required under this Agreement will be in writing and will be deemed to have been duly given when delivered if delivered by hand or courier, or when transmitted if delivered by electronic or facsimile transmission (provided that, in the case of electronic or facsimile transmission, a confirmation copy of the notice will be delivered by hand or sent by courier within two (2) days of transmission), as follows:

         Borrower:

                         Reality Interactive, Inc.
                         Baker Technology Plaza, 6121 Baker Road, Suite 115 Minnetonka, MN 55345
                         Attention: Paul J. Wendorff
                         Facsimile: (612) 253-4147

         Lender:

                         VirtualFund.com, Inc.
                         7090 Shady Oak Road
                         Eden Prairie, MN 55344
                         Attention: Mel Masters
                         Facsimile: (612) 941-8652

         With Copy to:

                         VirtualFund.com, Inc.
                         7090 Shady Oak Road
                         Eden Prairie, MN 55344
                         Attention: Sandra Ferrian
                         Facsimile: (612) 943-3599

         8.3 ENTIRE AGREEMENT, NO ASSIGNMENT. This Credit Agreement constitutes the entire agreement between the parties and supersedes and replaces all prior oral or written agreements relating to the subject matter of this Credit Agreement. This Credit Agreement may not be assigned by either party without the prior written consent of the other party.

         8.4 NO PARTNERSHIP OR JOINT VENTURE. This Credit Agreement shall not be construed to render Lender and Borrower partners or joint venturers.

         8.5 INTEREST LIMITATION. All agreements between the Borrower and the Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced or secured thereby or otherwise, shall the rate of interest charged or agreed to be paid to the Lender for the use, forbearance, loaning or detention of such indebtedness exceed the maximum permissible interest rate under applicable law ("Maximum Rate"). If for any reason or in any circumstance whatsoever fulfillment of any provision of this Credit Agreement and/or the Demand Note, any document securing or executed in connection herewith or therewith, or any other agreement between the Borrower and the Lender, at any time shall require or permit the interest rate applied thereunder to exceed the Maximum Rate, then the interest rate shall automatically be reduced to the Maximum Rate, and if the Lender should ever receive interest at a rate that would exceed the Maximum Rate, the amount of interest received which would be in excess of the amount receivable after applying the Maximum Rate to the balance of the outstanding obligation shall be applied to the reduction of the principal balance of the outstanding obligation for which the amount was paid and not to the payment of interest thereunder. This provision shall control every other provision of any and all agreements between the Borrower and the Lender and shall also be binding upon and applicable to any subsequent holder of this Demand Note.

         8.6 SEVERABILITY. Any provision of this Credit Agreement or any other of the Loan Documents executed pursuant hereto which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such portion or unenforceability without invalidating the remaining provisions of this Credit Agreement or such Loan Document or affecting the validity or enforceability of such provisions in any other jurisdiction.

         8.7 GOVERNING LAW; VENUE. Each of the Loan Documents shall be deemed to be a contract made under and governed by the laws of the State of Minnesota. The Borrower hereby consents to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this Credit Agreement and any other of the Loan Documents, waives any argument that venue in such forums is not convenient and agrees that any litigation instigated by the Borrower against the Lender in connection herewith or therewith shall be venued in the federal or state court that has jurisdiction over matters arising in Minneapolis, Minnesota.

         IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                   Reality Interactive, Inc.

                                   By: /S/ Wesley W. Winnekins
                                       ------------------------------------
                                   Name:   Wesley W. Winnekins
                                         ----------------------------------
                                   Title: Chief Financial Officer
                                          ---------------------------------


                                   VirtualFund.com, Inc.

                                   By: /S/ Mel Masters
                                       ------------------------------------
                                   Name:   Mel Masters
                                         ----------------------------------
                                   Title: Chief Executive Officer
                                          ---------------------------------

STATE OF          Minnesota         )
         ---------------------------
                                    ) ss.
COUNTY OF         Hennepin          )
         ---------------------------

         On May 28, 1999, before me, Suzanne Schraeder, Notary Public, personally appeared Wes Winnekins, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                                                 /S/ Suzanne Schraeder
                                             ---------------------------------
                                             Notary Public

STATE OF          Minnesota         )
         ---------------------------
                                    ) ss.
COUNTY OF         Hennepin          )
         ---------------------------

         On May 28, 1999, before me, Suzanne Schraeder, Notary Public, personally appeared Mel Masters, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                                                 /S/ Suzanne Schraeder
                                             ---------------------------------
                                             Notary Public

                                    EXHIBIT C
                                   DEMAND NOTE

$40,000.00                                              Eden Prairie, Minnesota
Due:  On or before July 30, 1999                                   May 28, 1999

         1. LOAN AMOUNT AND INTEREST RATE. FOR VALUE RECEIVED, Reality Interactive, Inc. (the "Maker") promises to pay to the order of VirtualFund.com, Inc., (the "Lender"), its successors and assigns, at its office at 7090 Shady Oak Road, Eden Prairie, MN, or such other place as the holder hereof may designate in writing from time to time, the principal sum of Forty Thousand Dollars ($40,000.00), in lawful money of the United States, together with interest from the date hereof on the unpaid balance hereof from time to time outstanding at a fixed rate of ten percent (10%) per annum.

         2. PAYMENT. All outstanding principal and accrued interest shall be due and payable the earlier of a) the date Maker and Lender have closed on an Asset Sale transaction or July 30, 1999. If Maker and Lender have closed on an Asset Sale transaction by July 15, 1999, the principal and accrued interest thereon it will be offset against all or a portion of the amount which may be due from Lender, with the balance, if any, payable to Lender in cash.

         3. PREPAYMENT PRIVILEGE. The principal of this Note may be prepaid prior to demand in full or in part at any time, without premium or penalty.

         4. DEFAULT INTEREST RATE. Upon the earlier to occur of (a) the acceleration of the indebtedness evidenced hereby, or (b) the occurrence of a default in any payment due hereunder which is not cured within thirty (30) days of the due date, the interest rate shall thereafter increase and shall be payable on the whole of the unpaid principal balance, interest and other charges, at a rate equal to the lesser of (i) two percent (2%) per annum in excess of the rate of interest then in effect under the terms of this Note or
(ii) the highest rate permitted under applicable law if such rate is lower (hereinafter referred to as the "Default Rate"). The Default Rate shall continue until reinstatement of the loan, payment in full of all indebtedness evidenced by this Note, or the completion of all foreclosure proceedings and redemption periods, whichever shall occur first. This provision shall not be deemed to excuse an Event of Default nor be deemed a waiver of any other rights the Lender may have including the right to declare the entire unpaid principal and interest under this Note immediately due and payable.

         5. CREDIT AGREEMENT. This Note is the Term Note issued pursuant to the terms and provisions of that certain Credit Agreement dated of even date herewith between the Maker and the Lender, as the same may be amended, modified, restated or replaced from time to time as agreed upon in writing by the Lender ("Credit Agreement"), and this Note and the holder hereof are entitled to all of the benefits provided for in the Credit Agreement, or referred to therein. Reference is made to the Credit Agreement for a statement of the terms and conditions under which this indebtedness was incurred and is to be repaid and under which the due date of this Note may be accelerated. The provisions of the Credit Agreement are hereby incorporated by reference with the same force and effect as if fully set forth herein.

         6. SECURITY. This Note is secured by a security interest in all Intellectual Property as more fully set out in the Security Agreement granted to the Lender pursuant to that certain Security Agreement dated the date hereof by Maker in favor of Lender.

         7. DEFAULT AND ACCELERATION. If an Event of Default, as defined in the Credit Agreement or any other agreement made by any party in connection with this Note, shall occur, or if any portion of the indebtedness evidenced hereby is not paid when due, the Lender or other holder may, without notice, demand, presentment for payment and/or notice of nonpayment, all of which Maker hereby expressly waives, declare the indebtedness evidenced hereby and all other indebtedness and obligations of the Maker to the Lender or holder hereof immediately due and payable and the Lender or other holder hereof may, without notice, immediately exercise any right of setoff and enforce any lien or security interest securing payment hereof. The foregoing shall be in addition to the rights of acceleration that may be provided in any loan agreement, security agreement, mortgage and/or other writing relating to the indebtedness evidenced hereby. If this Note is placed with any attorney(s) for collection upon any default, the Maker agrees to pay to the Lender or holder, its reasonable attorneys fees and all lawful costs and expenses of collection, whether or not a suit is commenced.

         8. WAIVER. Time is of the essence. No delay or omission on the part of the Lender or other holder hereof in exercising any right or remedy hereunder shall operate as a waiver of such right or of any other right or remedy under this Note or any other document or agreement executed in connection herewith. All waivers by the Lender must be in writing to be effective and a waiver on any occasion shall not be construed as a bar to or a waiver of any similar right or remedy on a future occasion.

         9. JURISDICTION. This Note represents a loan negotiated, executed and to be performed in the State of Minnesota and shall be construed, interpreted and governed by the law of said state. The Maker hereby consents to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this Note, waives any argument that venue in such forums is not convenient and agrees that any litigation instigated by the Maker against the Lender in connection with this Note shall be venued in the federal or state court that has jurisdiction over matters arising in Eden Prairie, Minnesota.

        10. INTEREST LIMITATION. All agreements between the Maker and the Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced or secured thereby or otherwise, shall the rate of interest charged or agreed to be paid to the Lender for the use, forbearance, loaning or detention of such indebtedness exceed the maximum permissible interest rate under applicable law ("Maximum Rate"). If for any reason or in any circumstance whatsoever fulfillment of any provision of this Note, any document securing or executed in connection with this Note, or any other agreement between the Maker and the Lender, at any time shall require or permit the interest rate applied thereunder to exceed the Maximum Rate, then the interest rate shall automatically be reduced to the Maximum Rate, and if the Lender should ever receive interest at a rate that would exceed the Maximum Rate, the amount of interest received which would be in excess of the amount receivable after applying the Maximum Rate to the balance of the outstanding obligation shall be applied to the reduction of the principal balance of the outstanding obligation for which the amount was paid and not to the payment of interest thereunder. This provision shall control every other provision of any and all agreements between the Maker and the Lender and shall also be binding upon and available to any subsequent holder of this Note.

         IN WITNESS WHEREOF, the Maker has executed and delivered this Note to the Lender as of the day and year first above written.


                                       REALITY INTERACTIVE, INC.


                                       BY: /S/ Wesley W. Winnekins
                                       --------------------------------------
                                       NAME: Wesley W. Winnekins
                                       --------------------------------------
                                       TITLE: Chief Financial Officer
                                       --------------------------------------

                                       VIRTUALFUND.COM, INC.


                                       By: /S/ Mel Masters
                                       --------------------------------------
                                       Name: Mel Masters
                                       --------------------------------------
                                       Title: Chief Executive Officer
                                       --------------------------------------


STATE OF       Minnesota         )
         ------------------------
                                 ) ss.
COUNTY OF      Hennepin          )
         ------------------------

         On May 28, 1999, before me, Suzanne Schraeder, Notary Public, personally appeared Wes Winnekins, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                                       /S/ Suzanne Schraeder
                                       --------------------------------------
                                       Notary Public

STATE OF       Minnesota         )
         ------------------------
                                 ) ss.
COUNTY OF      Hennepin          )
         ------------------------

         On May 28, 1999, before me, Suzanne Schraeder, Notary Public, personally appeared Mel Masters, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                                       /S/ Suzanne Schraeder
                                       --------------------------------------
                                       Notary Public

                                    EXHIBIT D
                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (the "Security Agreement") is made as of May 28, 1999, by REALITY INTERACTIVE, INC., a Minnesota corporation, with its chief executive office at Baker Technology Plaza, 6121 Baker Road, Suite 115, Minnetonka, MN 55345 (the "Debtor"), in favor of VIRTUALFUND.COM, INC., a Minnesota corporation (the "Secured Party").

                                    RECITALS

         WHEREAS, Secured Party and Debtor have executed and delivered that certain Credit Agreement dated the date hereof (the "Credit Agreement") whereby the Secured Party has agreed to loan the Debtor $40,000 in one advance and may loan additional funds which are subject to this Security Agreement; and

         WHEREAS, the Debtor has agreed to grant the Secured Party a lien in certain assets to secure its obligations to the Secured Party under the Credit Agreement and the Demand Note to be issued thereunder (the "Note").

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each of the parties hereto, it is agreed as follows:

                                   DEFINITIONS

         As used herein, the following terms shall have the meaning set forth:

         "COLLATERAL" means all property in which a security interest is granted hereunder wherever located.

         "CONTRACTS" means, to the extent assignable, all contract rights, including, but not limited to, the agreement with G&K; but excluding the contracts with Textron, MnSAT and MnSCU.

         "DATA AND DATA PROCESSING RECORDS AND SYSTEMS" means all of Debtor's now existing or hereafter acquired electronic data records and lists, data processing and computer records, software, systems, manuals procedures, disks, tapes and all other storage media and memory.

         "DEFAULT" means any event which, with the passage of time, the giving of notice, or both, would constitute an Event of Default.

         "EVENT OF DEFAULT" has the meaning specified in SECTION 6 hereof.

         "INTELLECTUAL PROPERTY" means any intellectual property rights, know-how, trade secrets; QS and ISO code, templates and content and all inventory of CD-ROMs, except the QS-9000 CD-ROM German language version and ISO 14000 web versions in German, Spanish, French and English; and all other code and data assets, including, but not limited to, customer lists, mailing lists and other data bases.

         "INSURANCE PROCEEDS" means all proceeds of any and all insurance policies payable to Debtor, or on behalf of Debtor's property, whether or not such policies are issued to or owned by Debtor.

         "INVENTORY" means any Goods held for sale or lease or furnished or to be furnished under contracts of service, or raw materials, work in process or materials used or consumed in a business.

         "LIENS" means any and all mortgages, pledges, security interests, tax and other statutory liens, judgment liens, and other encumbrances of any nature whatsoever, whether consensual or non-consensual.

         "OBLIGATIONS" means all indebtedness, obligations and liabilities of the Debtor to the Secured Party, howsoever evidenced, now existing or hereafter arising or incurred, direct or indirect, absolute or contingent, joint or several, howsoever owned, held or acquired by the Secured Party, whether by discount, direct loan, overdraft, purchase or otherwise.

         "PERMITTED LIENS" means the Liens described in EXHIBIT A attached hereto and made a part hereof.

         "PROCEEDS" means whatever is received upon the sale, exchange, collection or other disposition of Collateral or Proceeds, including, but not limited to, Insurance Proceeds and return premiums.

         "PRODUCTS" means any goods now or hereafter manufactured, processed, assembled or commingled with any of the Collateral.

         "SERVERS" means Debtor's servers known as "Bit", no serial number, 8 gigabyte hard drive, 64 Mg memory 200 MHz Pentium, with monitor; and "Jade", serial number E6004231, 9 gigabyte hard drive 120 Mg memory 200 MHz Pentium with monitor; and all software which is resident thereon.

         Other terms defined herein shall have the meaning ascribed to them herein. All capitalized terms used herein not specifically defined herein shall have the meaning ascribed to them in the Credit Agreement.


                               SECURITY INTERESTS

         2.1 COLLATERAL. As security for the payment of all Obligations, Debtor hereby grants to Secured Party a security interest in the following assets of Debtor now owned or hereafter acquired or arising from:

         a.   Intellectual Property;

         b.   Contracts;

         c. Insurance Proceeds related to loss or damage or an insured benefit arising from Intellectual Property or Contracts;

         d. To the extent the aggregate amount of loans exceeds eighty-five thousand dollars ($85,000.00), the amount in excess of eighty-five thousand dollars ($85,000), up to one hundred thousand dollars ($100,000) is also secured by the Servers; and

         e.   Products of all the foregoing.

                    REPRESENTATIONS AND WARRANTIES OF DEBTOR

         Debtor represents, warrants and covenants that:

         3.1 ORGANIZATION, ETC. The Debtor is a corporation validly organized and existing and in good standing under the laws of the state of Minnesota, has full power and authority to own its property and conduct its business substantially as presently conducted by it in each jurisdiction where the nature of its business makes such qualification necessary. The Debtor has full power and authority to enter into and perform its obligations under this Security Agreement and grant the liens and security interests hereunder.

         3.2 DUE AUTHORIZATION. The execution, delivery and performance by the Debtor of this Security Agreement have been duly authorized by all necessary corporate action, do not require any approval or consent of, or any registration, qualification or filing with, any governmental agency or authority or any approval or consent of any other Person (including, without limitation, any stockholder/partner), do not and will not conflict with, result in any violation of or constitute any default under, any provision of the Debtor's articles of incorporation or bylaws, any agreement binding on or applicable to the Debtor or any of its property, or any law or governmental regulation or court decree or order, binding upon or applicable to the Debtor or of any of its property and will not result in the creation or imposition of any Lien on any of its property pursuant to the provisions of any agreement binding on or applicable to the Debtor or any of its property except pursuant to this Security Agreement.

         3.3 VALIDITY OF THIS SECURITY AGREEMENT. This Security Agreement represents a legal, valid and binding obligation of the Debtor enforceable in accordance with its terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws, rulings or decisions at the time in effect affecting the enforceability of rights of creditors generally and to general equitable principles which may limit the right to obtain equitable remedies. This Security Agreement grants to Secured Party a valid, second priority perfected and enforceable lien on the Collateral.

         3.4 TITLE TO COLLATERAL. The Debtor is sole owner of, has rights in, and has good and marketable title to all of the Collateral and none of the Collateral is subject to any Lien except for Permitted Liens and the security interest created pursuant to this Security Agreement.

         3.5 SURVIVAL OF REPRESENTATIONS. All representations and warranties contained in this Section 3 shall survive the delivery of this Security Agreement and any investigation at any time made by or on behalf of Secured Party shall not diminish its rights to rely thereon.


                             COVENANTS OF THE DEBTOR

         4.1 DISPOSITION OR ENCUMBRANCE OF COLLATERAL. Debtor may sell any of its assets other than those assets for which Debtor has granted the Secured Party a security interest as described in Section 2.

         4.2 VALIDITY OF ACCOUNTS. The Debtor warrants that all Intellectual Property, Contracts and Servers are owned by Debtor free and clear of any Liens other than the security interest created by this Security Agreement and Permitted Liens and which are then unconditionally owing to Debtor without defenses, offset or counterclaim, and that all documents furnished to Secured Party in connection therewith will be genuine, and that the unpaid principal amount of any Chattel Paper or Instrument and any security therefor is and will be as represented to Secured Party on the date of the delivery thereof to the Secured Party.

         4.3 PROTECTION OF COLLATERAL. All expenses of protecting, storing, warehousing, insuring, handling and shipping of the Collateral, all costs of keeping the Collateral free of any Liens prohibited by this Security Agreement and of removing the same if they should arise, and any and all excise, property, sales and use taxes imposed by any state, federal or local authority on any of the Collateral or in respect of the sale thereof, shall be borne and paid by Debtor and if Debtor fails to promptly pay any thereof when due, Secured Party may, at its option, but shall not be required to, pay the same whereupon the same shall constitute Obligations and shall bear interest at the highest annual rate specified in the Obligations (the "Default Rate") and shall be secured by the security interest granted hereunder.

         4.4 COMPLIANCE WITH LAW. Debtor will not use the Collateral, or knowingly permit the Collateral to be used, for any unlawful purpose or in violation of any federal, state or municipal law.

         4.5 ADDITIONAL DOCUMENTATION. Debtor will execute, from time to time, such financing statements, assignments, and other documents covering the Collateral, including Proceeds, as Secured Party may request in order to create, evidence, perfect, maintain or continue its security interest in the Collateral (including additional Collateral acquired by the Debtor after the date hereof), and Debtor will pay the cost of filing the same in all public offices in which Secured Party may deem filing to be appropriate; and will notify Secured Party promptly upon acquiring any additional Collateral. Upon request, Debtor will deliver to Secured Party all Debtor's Documents, Instruments and Chattel paper.

         4.6 CHIEF EXECUTIVE OFFICE. The location of the chief executive office of Debtor is set forth in the preamble hereto and will not be changed without thirty (30) days' prior written notice to Secured Party. Debtor warrants that its books and records concerning its Accounts and Chattel Paper are located at its chief executive office.


                       CUSTODY OF SERVERS/INDEMNIFICATION

         5.1 CUSTODY OF SERVERS. Debtor shall grant to the Secured Party physical custody of the Servers and all software, code and information contained therein. Secured Party has been granted a no-charge license to full use of all of the Intellectual Property pursuant to the Letter of Intent dated May 21, 1999. Debtor will seek to assign the licenses to any licensed software which may be loaded on the Servers.

         5.2 INDEMNIFICATION. Secured Party agrees to defend and indemnify Debtor for any claim, or cause of action, and for any damages, penalty or settlement, including reasonable attorneys fees, arising from any licensor of software which may be resident or loaded on the Servers related to the transfer of physical custody of the Server and resident software to Secured Party. In the event of any such claim or cause of action, Debtor shall promptly notify Secured Party and permit Secured Party to respond and defend the claim or action, including selecting counsel to represent the interests of Debtor and/or Secured Party. Debtor agrees that it will cooperate and provide reasonable assistance in defending any such claim or cause of action.

         5.3 MAINTENANCE AND RETURN OF SERVERS. Secured Party agrees that it will retain custody of the Servers at its facilities in Eden Prairie, Minnesota and will take reasonable care to protect and maintain the Servers in their present condition. Secured Party agrees that it will not make any back up copies of information and software resident of the Servers, other than as may be required to assure the safe keeping of data in the event of an unexpected loss of data, and will not retain any copies of the software or information resident on the Servers except as may be permitted by Secured Party. Upon the full satisfaction of all payment obligations due to the Secured Party pursuant to the Demand Note(s), including principal and interest, the Secured Party will return the Servers to Debtor.

                                EVENTS OF DEFAULT

         6.1 EVENTS OF DEFAULT. The term "Event of Default" shall mean any of the following events:

         a. The Debtor shall default in the observance of any term, covenant or agreement in the Credit Agreement; or

         b. The Debtor shall default in the payment when due, or if payable on demand, upon demand, of any portion of any Obligation; or

         c. The Debtor shall default (other than a default in payment under subsection (a) above) in the due performance and observance of any of the covenants contained in any document, agreement or instrument evidencing, securing or relating to any Obligation and if notice is required, such default shall continue unremedied for a period of ten (10) days after notice from the Secured Party to the Debtor thereof; or

         d. The Debtor shall become insolvent or generally fail to pay or admit in writing its inability to pay its debts as they become due; or the Debtor shall apply for, consent to, or acquiesce in the appointment of a trustee, receiver or other custodian for itself or any of its property, or make a general assignment for the benefit of its creditors; or trustee, receiver or other custodian shall otherwise be appointed for the Debtor or any of its assets and not be discharged within forty-five (45) days; or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding shall be commenced by or against the Debtor and be consented to or acquiesced in by the Debtor or remain undismissed for forty-five (45) days; or the Debtor shall take any corporate action to authorize, or in furtherance of, any of the foregoing.

         6.2 UNTRUE REPRESENTATION OF WARRANTY. Any representation or warranty set forth in this Security Agreement or any other document, agreement or instrument evidencing, securing or otherwise relating to any of the Obligations shall be untrue in any material respect on the date as of which the facts set forth are stated or certified.


                         RIGHTS AND REMEDIES ON DEFAULT

         Upon the occurrence of an Event of Default, and at any time thereafter until such Event of Default is cured to the satisfaction of Secured Party, and in addition to the rights granted to Secured Party under
Article 5 hereof or under any other document, agreement or other instrument evidencing, securing or otherwise relating to any of the Obligations, Secured Party may exercise any one or more of the following rights and remedies:

         7.1 ACCELERATION OF OBLIGATIONS. Declare any and all Obligations to be immediately due and payable, and the same shall thereupon become immediately due and payable without further notice or demand.

         7.2 DEAL WITH COLLATERAL. In the name of Debtor or otherwise, demand, collect, receive and receipt for, compound, compromise, settle and give acquittance for and prosecute and discontinue any suits or proceedings in respect of any or all of the Collateral.

         7.3 REALIZE ON COLLATERAL. Take any action which Secured Party may deem necessary or desirable in order to realize on the Collateral, including, without limitation, the power to foreclose any security interest, to perform any contract, to endorse in the name of Debtor any checks, drafts, notes, or other instruments or documents received in payment of or on account of the Collateral.

         7.4 ACCESS TO PROPERTY. Permit or enable Secured Party to store, lease, sell or otherwise dispose of or collect all or any part of the Collateral, and use and operate said properties for such purposes and for such length of time as Secured Party may deem necessary or appropriate for said purposes without the payment of any compensation to Debtor therefor. Debtor shall provide Secured Party with all information and assistance requested by Secured Party to facilitate the storage, leasing, assembly, sale or other disposition or collection of the Collateral after an Event of Default, and make such Collateral available to Secured Party on Secured Party's demand.

         7.5 OTHER RIGHTS. Exercise any and all other rights and remedies available to it by law, in equity or by agreement, including rights and remedies under the Minnesota Uniform Commercial Code or any other applicable law, or under the Credit Agreement and, in connection therewith, Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party, and any notice of intended disposition of any of the Collateral required by law shall be deemed reasonable if such notice is mailed or delivered to Debtor at its address as shown on Secured Party's records at least ten (10) days before the date of such disposition. The Secured Party may sell or otherwise dispose of any or all of the Collateral in a single unit or in multiple units and the Secured Party may be the purchaser at such sale or other disposition. The Debtor shall remain liable for any deficiency remaining after any such sale or other disposition of the Collateral.

         7.6 APPLICATION OF PROCEEDS. All proceeds of Collateral shall be applied in accordance with Minnesota Statute Section 336.9-504 and such proceeds applied toward the Obligations shall be applied in such order as the Secured Party may elect.


                                  MISCELLANEOUS

         8.1 NO LIABILITY ON COLLATERAL. It is understood that Secured Party does not in any way assume any of the Debtor's obligations under any of the Collateral and does not intend to create any third party beneficiary rights by taking or omitting any action herein. Debtor hereby agrees to indemnify Secured Party against all liability arising in connection with or on account of any of the Collateral, except for any such liabilities arising on account of Secured Party's gross negligence or willful misconduct.

         8.2 NO WAIVER. Secured Party shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by Debtor unless such waiver be in writing and signed by Secured Party. No delay or omission on the part of Secured Party in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

         8.3 REMEDIES CUMULATIVE. All rights and remedies of Secured Party shall be cumulative and may be exercised singularly or concurrently, at its option, and the exercise or enforcement of any one such right or remedy shall not bar or be a condition to the exercise or enforcement of any other.

         8.4 GOVERNING LAW/JURISDICTION. This Security Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Minnesota. Debtor hereby consents to the personal jurisdiction of the state and federal courts of the State of Minnesota in connection with any controversy related to this Security Agreement, waives any argument that venue in such forums is not convenient and agrees that any litigation initiated by Debtor against Secured Party shall be venued in the State or Federal District Courts of Minnesota.

         8.5 EXPENSES. Debtor agrees to pay all costs, fees and expenses incurred by Secured Party in the exercise of any right or remedy available to it under this Security Agreement, whether or not suit is commenced, including, without limitation, attorneys' fees and legal expenses of counsel for the Secured Party incurred in connection with any appeal of a lower court's order or judgment, and any appraisal or survey fees, completion costs, storage and transportation charges.

         8.6 SUCCESSORS AND ASSIGNS. This Security Agreement shall be binding upon and inure to the benefit of the successors and assigns of Debtor and Secured Party.

         8.7 RECITALS. The above Recitals are true and correct as of the date hereof and constitute a part of this Security Agreement.

         8.8 COPY OF SECURITY AGREEMENT AS FINANCING STATEMENT. The Secured Party may file a reproduced copy or photostatic copy or other reproduction of this Security Agreement as a Financing Statement. The Debtor's federal tax identification number is 41-1781991.

         8.9 MULTIPLE COUNTERPARTS. This Security Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the Debtor has caused the execution of this Security Agreement by its duly authorized representative as of the date and year first above written.

                                       REALITY INTERACTIVE, INC.

                                       By:    /S/ Wesley F W. Winnekins
                                              --------------------------------
                                       Name:  Wesley W. Winnekins
                                              --------------------------------
                                       Title: Chief Financial Officer
                                              --------------------------------


                                       VIRTUALFUND.COM, INC.

                                       By:    /S/ Mel Masters
                                              --------------------------------
                                       Name:  Mel Masters
                                              --------------------------------
                                       Title: Chief Executive Officer
                                              --------------------------------

STATE OF       Minnesota         )
         ------------------------
                                 ) ss.
COUNTY OF      Hennepin          )
         ------------------------


         On May 28, 1999, before me, Suzanne Schraeder, Notary Public, personally appeared Wes Winnekins, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                                            /S/ Suzanne Schraeder
                                       --------------------------------------
                                       Notary Public


STATE OF       Minnesota         )
         ------------------------
                                 ) ss.
COUNTY OF      Hennepin          )
         ------------------------

         On May 28, 1999, before me, Suzanne Schraeder, Notary Public, personally appeared Mel Masters, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                                            /S/ Suzanne Schraeder
                                       --------------------------------------
                                       Notary Public

                                    EXHIBIT A
                              TO SECURITY AGREEMENT
                               DATED MAY___, 1999
                            REALITY INTERACTIVE, INC.
                              AS DEBTOR IN FAVOR OF
                             VIRTUALFUND.COM, INC.,
                                AS SECURED PARTY

     1. Financing Statements on File Listing Debtor or Any Predecessor in Title as Debtor: NONE

     2. Location of Collateral, other than Servers moved to the offices of Secured Party:

                  Baker Technology Plaza
                  6121 Baker Road
                  Suite 115
                  Minnetonka, MN 55345

     3. Permitted Liens: NONE

                                    EXHIBIT E
                MINNESOTA STATUTES SECTIONS 302A.471 AND 302A.473

302A.471 RIGHTS OF DISSENTING SHAREHOLDERS

     Subdivision 1. Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

     (a) An amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

     (1)  alters or abolishes a preferential right of the shares;

     (2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

     (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

     (4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

     (b) A sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in section 302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

     (c) A plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a party, except as provided in subdivision 3;

     (d) A plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, if the shares of the shareholder are entitled to be voted on the plan; or

     (e) Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

     Subd. 2. Beneficial owners. (a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

     (b) A beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

     Subd. 3. Rights not to apply. (a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of the surviving corporation in a merger, if the shares of the shareholder are not entitled to be voted on the merger.

     (b) If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters' rights.

     Subd. 4. Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.


302A.473 PROCEDURES FOR ASSERTING DISSENTERS' RIGHTS

     Subdivision 1. Definitions. (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

     (b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

     (c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

     (d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

     Subd. 2. Notice of action. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

     Subd. 3. Notice of dissent. If the proposed action must be approved by the shareholders, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

     Subd. 4. Notice of procedure; deposit of shares. (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

     (1) The address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

     (2) Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

     (3) A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

     (4) A copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

     (b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

     Subd. 5. Payment; return of shares. (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

     (1) the corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

     (2) an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

     (3) a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

     (b)  The corporation may withhold the remittance described in paragraph
(a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

     (c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

     Subd. 6. Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

     Subd. 7. Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

     Subd. 8. Costs; fees; expenses. (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

     (b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

     (c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

                                     PROXY
                           REALITY INTERACTIVE, INC.

                SPECIAL MEETING OF SHAREHOLDERS -- JULY 29, 1999

    The undersigned hereby appoints Paul J. Wendorff and Wesley W. Winnekins (the "Proxies"), each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Reality Interactive, Inc., held of record by the undersigned on June 28, 1999, at the SPECIAL MEETING OF SHAREHOLDERS to be held on July 29, 1999, or any adjournment thereof.

(1)  The proposal to ratify and approve the VirtualFund Asset Sale Agreement.

               / /  FOR         / /  AGAINST         / /  ABSTAIN

--------------------------------------------------------------------------------

(2) The proposal to ratify and approve the sale of remaining intellectual property and all furniture, fixtures and equipment owned by the Company.

               / /  FOR         / /  AGAINST         / /  ABSTAIN

          (CONTINUED, AND TO BE COMPLETED AND SIGNED ON REVERSE SIDE)

                        (CONTINUED FROM THE OTHER SIDE)

     THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH PROPOSAL.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

                                    Dated:                               , 1999
                                            ----------------------------

                                    Signed:
                                            -----------------------------------
                                            Signature of Shareholder

                                    Signed:
                                            -----------------------------------
                                            Signature of Shareholder (if held
                                            jointly)

                                    Please vote, date and sign this proxy as your name is printed hereon. When signing as attorney, executory administrator, trustee, guardian, etc. give full title as such. If the stock is held jointly, each owner should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

 PLEASE VOTE, DATE AND SIGN THIS PROXY PROMPTLY. A RETURN ENVELOPE IS ENCLOSED
                             FOR YOUR CONVENIENCE.